UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Preliminary Proxy Statement
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☑	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12

ACHAOGEN, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ACHAOGEN, INC.

1 Tower Place, Suite 300

South San Francisco, California 94080

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 14, 2017

To the Stockholders of Achaogen, Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (“Annual Meeting”) of Achaogen, Inc., a Delaware corporation (referred to herein as the “Company”, “we” or “our”), will be held on June 14, 2017, at 11:30 a.m. local time, at the Courtyard Marriott, located at 1300 Veterans Boulevard, South San Francisco, California 94080 for the following purposes:

1.	To elect three directors to hold office until the 2020 annual meeting of stockholders or until their successors are elected;
2.

To ratify the selection, by the audit committee of our board of directors, of Ernst & Young LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2017; and

3.	To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the Proxy Statement. Only stockholders who owned our common stock at the close of business on April 17, 2017 (the “Record Date”) can vote at this meeting or any adjournments that take place.

We have elected to use the Internet as our primary means of providing our proxy materials to stockholders. Consequently, stockholders will not receive paper copies of our proxy materials, unless they specifically request them. We will send a Notice of Internet Availability of Proxy Materials on or about April 26, 2017 to our stockholders of record as of the close of business on the Record Date. We are also providing access to our proxy materials over the Internet beginning on or about April 26, 2017. Electronic delivery of our proxy materials will significantly reduce our printing and mailing costs, and the environmental impact of the proxy materials.

The Notice of Internet Availability of Proxy Materials contains instructions for accessing the proxy materials, including the Proxy Statement and our annual report, and provides information on how stockholders may obtain paper copies free of charge. The Notice of Internet Availability of Proxy Materials also provides the date, time and location of the Annual Meeting; the matters to be acted upon at the meeting and the recommendation from our board of directors with regard to each matter; and information on how to attend the meeting.

It is important that your shares be represented and voted whether or not you plan to attend the Annual Meeting in person. You may vote on the Internet, by telephone or by completing and mailing a proxy card or the form forwarded by your bank, broker or other holder of record. Voting over the Internet, by telephone or by written proxy will ensure your shares are represented at the Annual Meeting. Please review the instructions on the proxy card or the information forwarded by your bank, broker or other holder of record regarding each of these voting options.

Our board of directors recommends that you vote FOR the election of the director nominees named in Proposal No. 1 of the Proxy Statement and FOR the ratification of the selection, by the audit committee of our board of directors, of Ernst & Young LLP as our independent registered public accounting firm as described in Proposal No. 2 of the Proxy Statement.

By Order of the Board of Directors,

/s/ Kenneth J. Hillan, M.B., Ch.B.
Kenneth J. Hillan, M.B., Ch.B.
Chief Executive Officer

South San Francisco, California

April 26, 2017

ACHAOGEN, INC.

1 Tower Place, Suite 300

South San Francisco, California 94080

PROXY STATEMENT

FOR THE 2017 ANNUAL MEETING OF STOCKHOLDERS

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

STOCKHOLDER MEETING TO BE HELD ON JUNE 14, 2017

The board of directors of Achaogen, Inc. (referred to herein as the “Company”, “Achaogen”, “we”, “us” or “our”) is soliciting your proxy to vote at our 2017 Annual Meeting of Stockholders to be held on Wednesday, June 14, 2017, at 11:30 a.m. local time, at the Courtyard Marriott, located at 1300 Veterans Boulevard, South San Francisco, California 94080, and any adjournment or postponement of that meeting (the “Annual Meeting”). This Proxy Statement is dated as of April 26, 2017.

In addition to solicitations by mail, our directors, officers and regular employees, without additional remuneration, may solicit proxies by telephone, e-mail and personal interviews. All costs of solicitation of proxies will be borne by us. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of stock held in their names, and we will reimburse them for their reasonable out-of-pocket expenses incurred in connection with the distribution of proxy materials.

We have elected to provide access to our proxy materials on the Internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials to our stockholders of record as of April 17, 2017 (the “Record Date”), while brokers and other nominees who hold shares on behalf of beneficial owners will be sending their own similar notice. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice of Internet Availability of Proxy Materials, or to request a printed set of the proxy materials. Instructions on how to request a printed copy by mail or e-mail may be found in the Notice of Internet Availability of Proxy Materials and on the website referred to in the Notice of Internet Availability of Proxy Materials, including an option to request paper copies on an ongoing basis. On or about April 26, 2017, we are making this Proxy Statement available on the Internet and are mailing the Notice of Internet Availability of Proxy Materials to all stockholders entitled to vote at the Annual Meeting. We intend to mail or e-mail this Proxy Statement, together with a proxy card, to those stockholders entitled to vote at the Annual Meeting who have properly requested copies of such materials by mail or e-mail, within three business days of request.

The only voting securities of Achaogen are shares of common stock, $0.001 par value per share (the “common stock”), of which there were 35,848,030 shares outstanding as of the Record Date. We need the holders of a majority in voting power of the shares of common stock issued and outstanding and entitled to vote, present in person or represented by proxy, to hold the Annual Meeting.

The Company’s Annual Report on Form 10-K, which contains financial statements for fiscal year 2016 (the “Annual Report”), accompanies this Proxy Statement if you have requested and received a copy of the proxy materials in the mail. Stockholders that receive the Notice of Internet Availability of Proxy Materials can access this Proxy Statement and the Annual Report at the website referred to in the Notice of Internet Availability of Proxy Materials. The Annual Report and this Proxy Statement are also available on the “Financials and Filings” section on our investor relations website at http://investors.achaogen.com/financials.cfm and at the website of the Securities and Exchange Commission (the “SEC”) at www.sec.gov. You also may obtain a copy of Achaogen’s Annual Report, without charge, by writing to our Investor Relations department at the above address.

THE PROXY PROCESS AND STOCKHOLDER VOTING

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING

Who can vote at the Annual Meeting?

Only stockholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting. At the close of business on the Record Date, there were 35,848,030 shares of common stock issued and outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name

If, on the Record Date, your shares were registered directly in your name with the transfer agent for our common stock, American Stock Transfer & Trust Company, LLC, then you are a stockholder of record. As a stockholder of record, you may vote in person at the Annual Meeting or vote by proxy on the Internet or by telephone or by returning a proxy card if you request and receive one. Whether or not you plan to attend the Annual Meeting, to ensure your vote is counted we urge you to vote by proxy on the Internet as instructed in the Notice of Internet Availability of Proxy Materials, by telephone as instructed on the website referred to on the Notice of Internet Availability of Proxy Materials, or (if you request and receive a proxy card by mail or e-mail) by signing, dating and returning the proxy card sent to you or by following the instructions on such proxy card to vote on the Internet or by telephone.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Agent

If, on the Record Date, your shares were held in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you request and obtain a legal proxy from your broker or other agent who is the record holder of the shares, authorizing you to vote at the Annual Meeting.

What am I being asked to vote on?

You are being asked to vote on two proposals:

•	Proposal No. 1: the election of three Class III directors to hold office until our 2020 Annual Meeting of Stockholders; and
•

Proposal No. 2: the ratification of the selection, by the audit committee of our board of directors, of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017.

In addition, you are entitled to vote on any other matters that are properly brought before the Annual Meeting.

How does the board of directors recommend I vote on the Proposals?

The board of directors recommends that you vote:

•	FOR each of the Class III director nominees; and
•	FOR ratification of Ernst & Young LLP as our independent registered public accounting firm.

How do I vote?

•	For Proposal 1, you may either vote “For,” or “Withhold” your vote from, any of the nominees to the board of directors.
•	For Proposal 2, you may either vote “For” or “Against” the proposal, or “Abstain” from voting.

Please note that by casting your vote by proxy you are authorizing the individuals listed on the proxy to vote your shares in accordance with your instructions and in their discretion with respect to any other matter that properly comes before the Annual Meeting or any adjournments or postponements thereof.

The procedures for voting, depending on whether you are a stockholder of record or a beneficial owner, are as follows:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote in any of the following manners:

•	To vote in person, come to the Annual Meeting and we will give you a ballot when you arrive.
•

To vote over the Internet prior to the Annual Meeting, follow the instructions provided on the Notice of Internet Availability of Proxy Materials or on the proxy card that you request and receive by mail or e-mail. We provide Internet proxy voting to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.

•

To vote by telephone, call the toll free number found on the proxy card you request and receive by mail or e-mail or the toll free number that you can find on the website referred to on the Notice of Internet Availability of Proxy Materials.

•

To vote by mail, complete, sign and date the proxy card you request and receive by mail or e-mail, and return it promptly. As long as your signed proxy card is received before the Annual Meeting, we will vote your shares as you direct.

Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy by mail, Internet or telephone to ensure your vote is counted. The Internet and telephone voting facilities for eligible stockholders of record will close at 11:59 p.m. Eastern Time on June 13, 2017. Even if you have submitted your vote before the Annual Meeting, you may still attend the Annual Meeting and vote in person. In such case, your previously submitted proxy will be disregarded.

Beneficial Owner: Shares Registered in the Name of Broker, Bank or Other Agent

If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a voting instruction card and voting instructions with these proxy materials from that organization rather than from us. Simply complete and mail the voting instruction card to ensure that your vote is counted, or follow such instructions to submit your vote by the Internet or telephone, if the instructions provide for Internet and telephone voting. To vote in person at the Annual Meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker, bank or other agent included with these proxy materials, or contact your broker, bank or other agent to request a proxy form.

Who counts the votes?

American Stock Transfer & Trust Company, LLC (“AST”) has been engaged as our independent agent to tabulate stockholder votes, or the Inspector of Election. If you are a stockholder of record, and you choose to vote over the Internet prior to the Annual Meeting or by telephone, AST will access and tabulate your vote electronically, and if you have requested and received proxy materials via mail or e-mail and choose to sign and mail your proxy card, your executed proxy card is returned directly to AST for tabulation. As noted above, if you hold your shares through a broker, your broker (or its agent for tabulating votes of shares held in “street name”) returns one proxy card to AST on behalf of all its clients.

How are votes counted?

Votes will be counted by the Inspector of Election appointed for the Annual Meeting. For Proposal 1, the Inspector of Election will separately count “For” and “Withheld” votes and broker non-votes for each nominee. For Proposal 2, the Inspector of Election will separately count “For” and “Against” votes, abstentions and broker non-votes. If your shares are held by your broker as your nominee (that is, in “street name”), you will need to follow the instructions provided by your broker to instruct your broker how to vote your shares. If you do not give instructions to your broker, your broker can vote your shares with respect to “routine” items, but not with respect to “non-routine” items. See below for more information regarding: “What are “broker non-votes”?” and “Which ballot measures are considered “routine” or “non-routine”?”

What are “broker non-votes”?

Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. In the event that a broker, bank, custodian, nominee or other record holder of common stock indicates on a proxy that it does not have discretionary authority to vote certain shares on a particular proposal, then those shares will be treated as broker non-votes with respect to that proposal. Accordingly, if you own shares through a nominee, such as a broker or bank, please be sure to instruct your nominee how to vote to ensure that your vote is counted on each of the proposals.

Which ballot measures are considered “routine” or “non-routine”?

The ratification of the selection, by the audit committee of our board of directors, of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2017 (Proposal 2) is considered routine under applicable rules. A broker or other nominee may generally vote on routine matters, and therefore no broker non-votes are expected to exist in connection with Proposal 2. The election of directors (Proposal 1) is considered non-routine under applicable rules. A broker or other nominee cannot vote without instructions on non-routine matters, and therefore there may be broker non-votes on Proposal 1.

How many votes are needed to approve the proposal?

With respect to Proposal 1, the election of directors, the three nominees receiving the highest number of “For” votes will be elected. Only votes “For” or “Withheld” will affect the outcome of this proposal. Broker non-votes will have no effect on the outcome of this proposal.

With respect to Proposal 2, the affirmative vote of the majority of votes cast (excluding abstentions and broker non-votes) is required for approval.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you own as of the Record Date.

What if I return a Proxy Card but do not make specific choices?

If we receive a signed and dated Proxy Card and the Proxy Card does not specify how your shares are to be voted, your shares will be voted “For” the election of each of the two nominees for director, and “For” the ratification of the selection, by the audit committee of our board of directors, of Ernst & Young LLP as our independent registered public accounting firm. If any other matter is properly presented at the Annual Meeting, your proxy (one of the individuals named on your Proxy Card) will vote your shares using his or her best judgment.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors, officers and employees may also solicit proxies in person, by telephone or by other means of communication. Directors, officers and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one Notice of Internet Availability of Materials or more than one set of printed materials?

If you receive more than one Notice of Internet Availability of Materials or more than one set of printed materials, your shares are registered in more than one name or are registered in different accounts. In order to vote all the shares you own, you must follow the instructions for voting on each Notice of Internet Availability of Proxy Materials or proxy card you receive via mail or e-mail upon your request, which include voting over the Internet, telephone or by signing and returning any of the proxy cards you request and receive.

Can I change my vote after submitting my proxy vote?

Yes. You can revoke your proxy vote at any time before the final vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy vote in any one of three ways:

•	You may submit a new vote on the Internet or by telephone or submit a properly completed proxy card with a later date.
•	You may send a written notice that you are revoking your proxy to Achaogen’s Corporate Secretary at 1 Tower Place, Suite 300, South San Francisco, California 94080.
•	You may attend the Annual Meeting and vote in person. Simply attending the Annual Meeting will not, by itself, revoke your proxy.

If your shares are held by your broker, bank or other agent, you should follow the instructions provided by them.

How will voting on any business not described in this Proxy Statement be conducted?

We are not aware of any business to be considered at the Annual Meeting other than the items described in this Proxy Statement. If any other matter is properly presented at the Annual Meeting, your proxy will vote your shares using his or her best judgment.

When are stockholder proposals due for next year’s Annual Meeting?

To be considered for inclusion in next year’s proxy materials, your proposal must be submitted in writing by December 27, 2017, to Achaogen’s Secretary at 1 Tower Place, Suite 300, South San Francisco, California

94080. If you wish to submit a proposal that is not to be included in our proxy materials for the next year’s annual meeting pursuant to the SEC’s shareholder proposal procedures or to nominate a director, you must do so between February 14, 2018 and March 16, 2018; provided, that if the date of that annual meeting is more than 30 days before or more than 60 days after June 14, 2018, you must give notice not later than the 90th day prior to the annual meeting date or, if later, the 10th day following the day on which public disclosure of the annual meeting date is first made. You are also advised to review our Bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if the holders of a majority in voting power of the shares of common stock issued and outstanding and entitled to vote are present in person or represented by proxy at the Annual Meeting. On the Record Date, there were 35,848,030 shares outstanding and entitled to vote. Accordingly, 17,924,016 shares must be represented by stockholders present at the Annual Meeting or by proxy to have a quorum.

If you are a stockholder of record, your shares will be counted towards the quorum only if you submit a valid proxy vote or vote at the Annual Meeting. If you are a beneficial owner of shares held in “street name,” your shares will be counted towards the quorum if your broker or nominee submits a proxy for your shares at the Annual Meeting, even such proxy results in a broker non-vote due to the absence of voting instructions from you. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, either the chairperson of the Annual Meeting or a majority in voting power of the stockholders entitled to vote at the Annual Meeting, present in person or represented by proxy, may adjourn the Annual Meeting to another time or place.

How can I find out the results of the voting at the Annual Meeting?

Voting results will be announced by the filing of a Current Report on Form 8-K within four business days after the Annual Meeting. If final voting results are unavailable at that time, we will file an amended Current Report on Form 8-K within four business days of the day the final results are available.

Implications of being an “emerging growth company.”

We are an “emerging growth company” as that term is used in the Jumpstart Our Business Startups Act of 2012 and, as such, have elected to comply with certain reduced public company reporting requirements. These reduced reporting requirements include reduced disclosure about the company’s executive compensation arrangements and no non-binding advisory votes on executive compensation. We will remain an emerging growth company until the earlier of (1) the last day of the fiscal year (a) following the fifth anniversary of the completion of our initial public offering, (b) in which we have total annual gross revenue of at least $1.0 billion, or (c) in which we are deemed to be a large accelerated filer, which means the market value of our common stock that is held by non-affiliates exceeds $700 million as of the prior June 30th, and (2) the date on which we have issued more than $1.0 billion in non-convertible debt during the prior three-year period.

Directions to Annual Meeting

To obtain directions to our Annual Meeting, which is to be held at the Courtyard Marriott, located at 1300 Veterans Boulevard, South San Francisco, California 94080, please visit http://www.achaogen.com/contact/.

PROPOSAL NO. 1

Election of Directors

Our board of directors is divided into three classes. Each class consists, as nearly as possible, of one-third of the total number of directors, and each class has a three-year term. Unless the board of directors determines that vacancies (including vacancies created by increases in the number of directors) shall be filled by the stockholders, and except as otherwise provided by law, vacancies on the board of directors may be filled only by the affirmative vote of a majority of the remaining directors. A director elected by the board of directors to fill a vacancy (including a vacancy created by an increase in the number of directors) shall serve for the remainder of the term of the class of directors in which the vacancy occurred and until such director’s successor is elected and qualified.

The board of directors currently consists of nine seated directors, divided into the three following classes:

•	Class I directors: Alan B. Colowick, M.P.H., M.D., Michael Fischbach, Ph.D. and John W. Smither, whose current terms will expire at the annual meeting of stockholders to be held in 2018;
•	Class II directors: Kenneth J. Hillan, M.B., Ch.B., Gregory Stea and Halley Gilbert, whose current terms will expire at the annual meeting of stockholders to be held in 2019; and
•	Class III directors: John C. Doyle, Kent E. Lieginger, Pharm.D., and Bryan E. Roberts, Ph.D., whose current terms will expire at the Annual Meeting.

At each annual meeting of stockholders, the successors to directors whose terms will then expire will be elected to serve from the time of election and qualification until the third subsequent annual meeting of stockholders.

Mr. Doyle, Dr. Lieginger and Dr. Roberts have been nominated for election at the Annual Meeting to serve as Class III directors. Proxies cannot be voted for a greater number of persons than the number of nominees named in this Proxy Statement. Each director to be elected will hold office from the date of their election by the stockholders until the third subsequent annual meeting of stockholders or until such director’s successor is elected and has been qualified, or until such director’s earlier death, resignation or removal.

Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the three nominees named below. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as the board of directors may propose. Each person nominated for election has agreed to serve if elected, and management has no reason to believe that any nominee will be unable to serve. Directors are elected by a plurality of the votes cast at the meeting.

The following table sets forth, for the Class III directors who are standing for election and for our other current directors who will continue in office after the Annual Meeting, information with respect to their position/office held with the Company and their ages as of March 31, 2017:

Name	Age	Position/Office Held With the Company	Director Since
Class I Directors whose terms expire at the 2018 Annual Meeting of Stockholders
Alan B. Colowick, M.P.H., M.D.(1)(2)	54	Director	2015
Michael Fischbach, Ph.D.(3)	36	Director	2015
John W. Smither(1)(2)	64	Director	2013
Class II Directors whose terms expire at the 2019 Annual Meeting of Stockholders
Halley Gilbert(1)	47	Director	2017
Kenneth J. Hillan, M.B., Ch.B.	56	President, Chief Executive Officer and Director	2011
Gregory Stea(3)	59	Director	2015
Class III Directors whose terms expire at the 2017 Annual Meeting of Stockholders and who are standing for election at the Annual Meeting
John C. Doyle(2)	48	Director	2012
Kent E. Lieginger, Pharm.D.(3)	65	Director	2015
Bryan E. Roberts, Ph.D.	50	Chairman of the Board	2004

(1)	Member of the Audit Committee.
(2)	Member of the Compensation Committee.
(3)	Member of the Nominating and Corporate Governance Committee.

Set forth below is biographical information for the nominees and each person whose term of office as a director will continue after the Annual Meeting. The following includes certain information regarding our directors’ individual experience, qualifications, attributes and skills that led the board of directors to conclude that they should serve as directors.

Nominees for Election to a Three-Year Term Expiring at the 2020 Annual Meeting of Stockholders

John C. Doyle. Mr. Doyle has served on our board of directors since November 2012. Mr. Doyle has been with Castlight Health, Inc., a healthcare technology company (“Castlight”) since November 2012, where he currently serves as Chief Executive Officer and previously served as President and Chief Operating Officer. Mr. Doyle served as Achaogen’s Chief Operating Officer from August 2009 to November 2009 and from February 2011 to November 2012, and as its Chief Financial Officer from November 2009 to February 2011. At Achaogen, Mr. Doyle managed business development, finance, IT and business strategy. Prior to joining Achaogen, Mr. Doyle was Vice President of Finance and Corporate Planning at Genentech, Inc., a biotechnology company and a member of the Roche Group (“Genentech”), from 2007 to 2009. Mr. Doyle is a member of the 2012 class of Henry Crown Fellows at the Aspen Institute. He holds a B.S. in Business Administration from California Polytechnic State University, San Luis Obispo and an M.B.A. from the University of California, Berkeley.

Mr. Doyle brings to our board of directors his deep experience in operational and strategic planning, as well as general executive and leadership expertise, in the pharmaceuticals industry.

Kent E. Lieginger, Pharm.D. Dr. Lieginger has served on our board of directors since March 2015. Dr. Lieginger served as Senior Vice President, Managed Care and Customer Operations at Genentech from 2004 to July 2014 and as Director of the Genentech Foundation from 2010 to 2012. He originally joined Genentech as Vice President, Managed Care and Customer Operations in 2004 and served as a member of Genentech’s Commercial Leadership Committee. Prior to joining Genentech, Dr. Lieginger was Vice President, National Insurer and Employer Segment (Managed Markets Division) at GlaxoSmithKline plc, a pharmaceutical company, where he also led teams in U.S. and global business development, finance, strategic contracting, manufacturing, marketing, and sales. He has also served on the Board of Trustees at University of the Sciences in Philadelphia since 2013. He completed his residency in clinical pharmacy at the University of California in San Francisco and served for four years as Assistant Clinical Professor of Medicine at the University of California, Davis School of Medicine.

Dr. Lieginger brings to our board of directors his significant expertise in product development in the biotechnology industry.

Bryan E. Roberts, Ph.D. Dr. Roberts has served on our board of directors since August 2004, and he has served as our Chairman since December 2009. Dr. Roberts joined Venrock, a venture capital investment firm, in 1997, where he currently serves as Partner. From 1989 to 1992, Dr. Roberts worked in the corporate finance department of Kidder, Peabody & Co., a brokerage company. Dr. Roberts also currently serves as the chairman of the board of Castlight as well as a chairman and director of several private companies. Dr. Roberts previously served on the board of directors of publicly traded Athenahealth, Inc. from 1999 to 2009, XenoPort, Inc., from 2000 to 2007, Sirna Therapeutics, Inc. from 2003 to 2007, Vitae Pharmaceuticals, Inc. from 2001 to 2016, Zeltiq Aethetics, Inc. from 2008 to 2016 and Ironwood Pharmaceuticals, Inc. from 2001 to 2016. Dr. Roberts holds a B.A. in Chemistry from Dartmouth College and a Ph.D. in Chemistry and Chemical Biology from Harvard University.

Dr. Roberts brings to our board of directors substantial experience in the life sciences industry, having served on the board of directors of several private and public companies. Dr. Roberts’ experiences with facilitating the growth of healthcare and biotechnology companies, together with his historical perspective on our company, make him especially qualified to serve on our board of directors as we have become a public company.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

THE ELECTION OF EACH CLASS III NOMINEE NAMED ABOVE

Directors Continuing in Office Until the 2018 Annual Meeting of Stockholders

Alan B. Colowick, M.P.H., M.D. Dr. Colowick has served on our board of directors since March 2015. Since 2010, Dr. Colowick has served in several leadership roles at Celgene Corporation, a biotechnology company, including Executive Vice President since October 2014, President for the Europe, Mid-East, and Africa region from January 2012 to October 2014 and Senior Vice President, Global Medical Affairs from 2010 to 2012. Previously, Dr. Colowick was Chief Executive Officer of Gloucester Pharmaceuticals, LLC, a biotechnology company sold to Celgene in 2010, and President, Oncology for Geron Corporation, a biotechnology company, from 2006 to 2008 where he was responsible for the strategic and operational activities of the company’s oncology programs. Earlier in his career, Dr. Colowick held various management positions with Amgen Inc., a biopharmaceutical company, including Vice President of European Medical Affairs, where he was responsible for products in multiple therapeutic areas, including hematology-oncology, nephrology and internal medicine. While at Amgen, Dr. Colowick led the team responsible for the successful registration and launch of Aranesp® in the U.S., E.U. and Australia. Dr. Colowick has previously served as a clinical and research fellow in hematology and oncology at the Dana Farber Cancer Institute and Brigham and Women’s Hospital at Harvard University. He holds a B.S. in Molecular Biology from the University of Colorado, an M.D. from Stanford University and an M.P.H. from Harvard University.

Dr. Colowick brings to our board of directors his extensive management experience with large and emerging biotechnology companies.

Michael Fischbach, Ph.D. Dr. Fischbach has served on our board of directors since November 2015. Since May 2015, Dr. Fischbach has served as an Associate Professor in the Department of Bioengineering and Therapeutic Sciences at the University of California, San Francisco (“UCSF”), and from 2009 to May 2015, Dr. Fischbach served as an Assistant Professor at UCSF. Prior to joining UCSF, Dr. Fischbach was an independent fellow at Massachusetts General Hospital from August 2007 to September 2009. He has been a member of the California Institute for Quantitative Biosciences (QB3) since September 2009. Dr. Fischbach holds an A.B. in Biochemistry and a Ph.D. in Chemistry from Harvard University.

Dr. Fischbach brings to our board of directors significant knowledge and experience in biotechnology.

John W. Smither. Mr. Smither has served on our board of directors since December 2013. Since January 2016, Mr. Smither has served as Chief Financial Officer of Unity Biotechnology, Inc., a biotechnology company. From January 2016 to March 2017, Mr. Smither served as Chief Financial Officer of Sienna Biopharmaceuticals, Inc., a biotechnology company, where he continues to serve as a consultant since March 2017. Mr. Smither served as Chief Financial Officer of KYTHERA Biopharmaceuticals, Inc., a publicly traded biotechnology company, from November 2007 until it was acquired by Allergan, Inc. in October 2015. From 1998 to 2007, Mr. Smither held various positions at Amgen Inc., a publicly traded biotechnology company, including Executive Director of Corporate Accounting, Vice President of Finance and Administration of Amgen’s European Division, and Head of Internal Audit. Prior to joining Amgen, Mr. Smither served as an Audit Partner at Ernst & Young LLP, a public accounting firm. Following his time at Ernst & Young LLP, Mr. Smither served as the Chief Financial Officer of several early stage companies. Mr. Smither holds a B.S. in Business Administration from California State University, Los Angeles. Mr. Smither is a Certified Public Accountant (inactive) and a member of the American Institute of Certified Public Accountants, the California Society of Certified Public Accountants and Financial Executives International.

Mr. Smither brings to our board of directors his substantive expertise in finance and accounting, and his extensive experience in the biotechnology industry.

Directors Continuing in Office Until the 2019 Annual Meeting of Stockholders

Halley E. Gilbert. Ms. Gilbert has served on our board of directors since January 2017. Since 2008, Ms. Gilbert has served as Senior Vice President, Chief Legal Officer of Ironwood Pharmaceuticals, Inc., a publicly-traded biotechnology company. Prior to joining Ironwood, Ms. Gilbert was Vice President, Deputy General Counsel at Cubist Pharmaceuticals, Inc. (“Cubist”) from 2002 to 2008, where she supported the launch of Cubist's first acute care antibiotic, and she served as Corporate Counsel at Genzyme Corp. from 1999 to 2001. Ms. Gilbert began her career at Skadden, Arps, Slate, Meagher & Flom LLP, where she specialized in mergers and acquisitions and securities law. Ms. Gilbert holds a J.D. from Northwestern University School of Law and a B.A. from Tufts University.

Ms. Gilbert brings to our board her experience in the law, especially her extensive expertise in supporting publicly-traded companies in the biotechnology industry.

Kenneth J. Hillan, M.B., Ch.B. Dr. Hillan has served on our board of directors since October 2011. Dr. Hillan served as our Chief Medical Officer from April 2011 until July 2014 and has served as our Chief Executive Officer since October 2011. Prior to joining Achaogen, from 1994 to April 2011, Dr. Hillan served at Genentech. Dr. Hillan was responsible for numerous successful drug approvals and led the medical and scientific strategies for Genentech’s Immunology, Tissue Growth and Repair drug portfolio. For Genentech, he served in a number of key leadership positions in research and development, including Senior Vice President Clinical Development, Inflammation, Vice President Immunology, Tissue Growth and Repair (ITGR), Vice President Development Sciences and Vice President Research Operations and Pathology. Dr. Hillan also previously served as Senior Vice President and head of Clinical Development and Product Development Strategy in Asia-Pacific for F. Hoffmann-La Roche AG in Shanghai, China. Dr. Hillan served on the board of directors of Relypsa, Inc., a publicly traded biotechnology company, from June 2014 to September 2016 when it merged with Galenica AG. Dr. Hillan holds an M.B. Ch.B. (Bachelor of Medicine and Surgery) degree from the Faculty of Medicine at the University of Glasgow, U.K. Dr. Hillan is a Fellow of the Royal College of Surgeons (FRCS), and a Fellow of the Royal College of Pathologists (FRCPath). Dr. Hillan has authored dozens of scientific publications and is a named inventor on almost 50 issued patents.

We believe that Dr. Hillan’s detailed knowledge of our company and his extensive background in the biotechnology industry, including his roles at Genentech, provide a critical contribution to our board of directors.

Gregory Stea. Mr. Stea has served on our board of directors since June 2015. Mr. Stea most recently served as Senior Vice President of Commercial Operations for Cubist from 2009 to February 2015, leading all commercial operations, including the launch and sales of Cubicin, Zerbaxa and Sivextro. Prior to this, Mr. Stea served as Cubist’s Vice President, Sales and Marketing from 2007 to 2009. Having joined Cubist as an original member of the commercial organization, Mr. Stea served as Cubist’s Vice President of Sales from 2005 to 2007 and Executive

Director of Sales from 2002 to 2005. Mr. Stea also served as a member of the Cubist Operating Committee from 2009 to February 2015, which was responsible for resource allocation, company strategy, risk management and compliance, among other responsibilities. He previously held leadership positions, including at the Vice President level, at Amgen Inc., a biotechnology company, from 1988 to 1997, where he was the first employee of its sales organization, responsible for the launch of Epogen and Neupogen. Mr. Stea holds a Bachelor’s Degree in Business Administration from Temple University and completed the University of Michigan’s Executive Education program as well as Harvard Business School’s program in leadership and strategy in pharmaceuticals and biotechnology.

Mr. Stea brings to our board of directors extensive expertise in marketing and sales in the biotechnology and biopharmaceutical industries.

PROPOSAL NO. 2

Ratification of Selection of Independent Registered Public Accounting Firm

The audit committee of our board of directors has engaged Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2017, and is seeking ratification of such selection by our stockholders at the Annual Meeting. Ernst & Young LLP has audited our financial statements since the year ended December 31, 2010. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Neither our bylaws nor other governing documents or law require stockholder ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm. However, the audit committee is submitting the selection of Ernst & Young LLP to our stockholders for ratification as a matter of good corporate practice. If our stockholders fail to ratify the selection, the audit committee will reconsider whether or not to retain Ernst & Young LLP. Even if the selection is ratified, the audit committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and our stockholders.

Principal Accountant Fees and Services

The following table provides information regarding the fees incurred to Ernst & Young LLP during the years ended December 31, 2016 and 2015. All fees described below were approved by the audit committee.

	Year Ended December 31,
	2016	2015
Audit Fees(1)	$840,500	$736,150
Audit-Related Fees(2)	—	—
Tax Fees	—	—
All Other Fees(3)	1,935	—
Total Fees	$842,435	$736,150

(1)

Audit Fees of Ernst & Young LLP for 2016 and 2015 were for professional services associated with the annual audit of our consolidated financial statements, the reviews of our interim consolidated financial statements and the issuance of consent and comfort letters in connection with registration statement filings with the SEC.

(2)

Audit-Related Fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under “Audit Fees.” No such services were incurred in 2016 or 2015.

(3)	All Other Fees include any fees billed that are not audit, audit related or tax fees. In 2016, this fee included a license to an accounting research database.

Pre-Approval Policies and Procedures

Before an independent registered public accounting firm is engaged by the Company to render audit or non-audit services, our audit committee must review the terms of the proposed engagement and pre-approve the engagement. The audit committee may delegate authority to one or more of the members of the audit committee to provide such pre-approvals for audit or non-audit services, provided that such person or persons report such pre-approvals to the full audit committee at its next scheduled meeting. Audit committee pre-approval of non-audit services (other than review and attest services) are not required if such services fall within available exceptions established by the SEC.

The audit committee pre-approved all audit, audit-related, tax and other services provided by Ernst & Young LLP for 2016 and 2015 and the estimated costs of those services. Actual amounts billed, to the extent in excess of the estimated amounts, were periodically reviewed and approved by the audit committee.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL NO. 2

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of Achaogen under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

The primary purpose of the audit committee is to oversee our financial reporting processes on behalf of our board of directors. The audit committee’s functions are more fully described in its charter, which is available at Achaogen’s investor relations website at http://investors.achaogen.com/corporate-governance.cfm. Management has the primary responsibility for our financial statements and reporting processes, including our systems of internal controls. In fulfilling its oversight responsibilities, the audit committee reviewed and discussed with management Achaogen’s audited financial statements as of and for the year ended December 31, 2016.

The audit committee has discussed with Ernst & Young LLP, the Company’s independent registered public accounting firm, the matters required to be discussed by Statement on Auditing Standards No. 1301, as amended (AICPA, Professional Standards, Vol. 1. AU section 380) as adopted by the Public Company Accounting Oversight Board (the “PCAOB”) in Rule 3200T. In addition, the audit committee discussed with Ernst & Young LLP their independence, and received from Ernst & Young LLP the written disclosures and the letter required by Ethics and Independence Rule 3526 of the PCAOB. Finally, the audit committee discussed with Ernst & Young LLP, with and without management present, the scope and results of Ernst & Young LLP’s audit of such financial statements.

Based on these reviews and discussions, the audit committee has recommended to our board of directors that such audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2016 for filing with the SEC. The audit committee also has engaged Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017 and is seeking ratification of such selection by the stockholders.

Audit Committee
John W. Smither, Chair
Alan B. Colowick, M.P.H., M.D.
Bryan E. Roberts, Ph.D.

CORPORATE GOVERNANCE

Code of Business Conduct and Ethics

We have adopted a code of business conduct and ethics that applies to all of our employees, officers and directors, including those officers responsible for financial reporting. The code of business conduct and ethics is available on our website at http://investors.achaogen.com/corporate-governance.cfm. We expect that any amendments to the code, or any waivers of its requirements, will be disclosed on our website. The reference to our web address does not constitute incorporation by reference of the information contained at or available through our website.

Corporate Governance Guidelines

We believe in sound corporate governance practices and have adopted formal Corporate Governance Guidelines to enhance our effectiveness. Our board of directors adopted these Corporate Governance Guidelines to ensure that it has the necessary practices in place to review and evaluate our business operations as needed and to make decisions that are independent of our management. The Corporate Governance Guidelines are also intended to align the interests of directors and management with those of our stockholders. The Corporate Governance Guidelines set forth the practices our board of directors follows with respect to board and committee composition and selection, board meetings, Chief Executive Officer performance evaluation and management development and succession planning for senior management, including the Chief Executive Officer position. A copy of our Corporate Governance Guidelines is available on our website at http://investors.achaogen.com/corporate-governance.cfm.

Independence of the Board of Directors

As required under NASDAQ rules and regulations, a majority of the members of a listed company’s board of directors must qualify as “independent,” as affirmatively determined by the board of directors. The board of directors consults with the Company’s counsel to ensure that the board of directors’ determinations are consistent with all relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent NASDAQ listing standards, as in effect from time to time.

Consistent with these considerations, our board of directors has determined that all of our directors, other than Dr. Hillan, qualify as “independent” directors in accordance with the NASDAQ listing requirements. Dr. Hillan is not considered independent because he is an employee of Achaogen. Christopher T. Walsh, Ph.D. is no longer a member of our board of directors; however, he served on our board of directors during the 2016 fiscal year until the end of his service as a director in June 2016. Our board of directors has also determined that Dr. Walsh qualified as an “independent” director in accordance with the NASDAQ listing requirements. The NASDAQ independence definition includes a series of objective tests, such as that the director is not, and has not been for at least three years, one of our employees and that neither the director nor any of his family members has engaged in various types of business dealings with us. In addition, as required by NASDAQ rules, our board of directors has made a subjective determination as to each independent director that no relationships exist, which, in the opinion of our board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, our board of directors considered information provided by the directors and us with regard to each director’s business and personal activities and relationships as they may relate to us and our management. There are no family relationships among any of our directors or executive officers.

As required under NASDAQ rules and regulations, our independent directors meet in regularly scheduled executive sessions at which only independent directors are present. All of the committees of our board of directors are comprised entirely of directors determined by the board of directors to be independent within the meaning of NASDAQ and SEC rules and regulations applicable to the members of such committees.

Leadership Structure of the Board of Directors

Our amended and restated bylaws and corporate governance guidelines provide our board of directors with flexibility to combine or separate the positions of Chairman of the board of directors and Chief Executive Officer and/or the implementation of a lead director in accordance with its determination that utilizing one or the other structure would be in the best interests of our company. Dr. Bryan E. Roberts currently serves as the Chairman of our board of directors. In that role, Dr. Roberts presides over the executive sessions of the board of directors in which Dr. Hillan does not participate and serves as a liaison to Dr. Hillan and management on behalf of the board of directors.

Our board of directors has concluded that our current leadership structure is appropriate at this time. However, our board of directors will continue to periodically review our leadership structure and may make such changes in the future as it deems appropriate.

Role of Board of Directors in Risk Oversight Process

Risk assessment and oversight are an integral part of our governance and management processes. Our board of directors encourages management to promote a culture that incorporates risk management into our corporate strategy and day-to-day business operations. Management discusses strategic and operational risks at regular management meetings, and conducts specific strategic planning and review sessions during the year that include a focused discussion and analysis of the risks facing us. Throughout the year, senior management reviews these risks with the board of directors at regular board meetings as part of management presentations that focus on particular business functions, operations or strategies, and presents the steps taken by management to mitigate or eliminate such risks.

Our board of directors does not have a standing risk management committee, but rather administers this oversight function directly through our board of directors as a whole, as well as through various standing committees of our board of directors that address risks inherent in their respective areas of oversight. In particular, our board of directors is responsible for monitoring and assessing strategic risk exposure and our audit committee is responsible for overseeing our major financial risk exposures and the steps our management has taken to monitor and control these exposures. The audit committee also monitors compliance with legal and regulatory requirements and considers and approves or disapproves any related party transactions. Our nominating and corporate governance committee monitors the effectiveness of our corporate governance guidelines. Our compensation committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking.

Board Committees

Audit Committee

Our audit committee oversees our corporate accounting and financial reporting process. Among other matters, the audit committee:

•	appoints our independent registered public accounting firm;
•	evaluates the independent registered public accounting firm’s qualifications, independence and performance;
•	determines the engagement of the independent registered public accounting firm;
•	reviews and approves the scope of the annual audit and the audit fee;
•	discusses with management and the independent registered public accounting firm the results of the annual audit and the review of our quarterly financial statements;
•	approves the retention of the independent registered public accounting firm to perform any proposed permissible audit and non-audit services;

•	monitors the rotation of partners of the independent registered public accounting firm on our engagement team as required by law;
•

is responsible for reviewing our financial statements and our management’s discussion and analysis of financial condition and results of operations to be included in our annual and quarterly reports to be filed with the SEC;

•	reviews our critical accounting policies and estimates;
•	reviews related party transactions; and
•	annually reviews the audit committee charter and the audit committee’s performance.

The current members of our audit committee are Dr. Colowick, Mr. Smither and Ms. Gilbert. Mr. Smither serves as the chairman of the committee. Mr. Roberts served as a member of the audit committee during the 2016 fiscal year until March 2017. All members of our audit committee meet the requirements for financial literacy under the applicable rules and regulations of the SEC and NASDAQ. Our board of directors has determined that Mr. Smither is an audit committee financial expert as defined under the applicable rules of the SEC and has the requisite financial sophistication as defined under the applicable NASDAQ rules and regulations. Under the rules of the SEC and NASDAQ, members of the audit committee must also meet heightened independence standards. Our board of directors has determined that each of the members of the audit committee meet these heightened independence standards. The audit committee operates under a written charter that satisfies the applicable standards of the SEC and NASDAQ. A copy of the audit committee charter is available to security holders at http://investors.achaogen.com/corporate-governance.cfm.

Compensation Committee

Our compensation committee reviews and recommends policies relating to compensation and benefits of our officers and employees. The compensation committee reviews and approves corporate goals and objectives relevant to compensation of our Chief Executive Officer and other executive officers, evaluates the performance of these officers in light of those goals and objectives, and sets the compensation of these officers, other than the Chief Executive Officer, based on such evaluations. The board of directors retains the authority to determine and approve, upon the recommendation of the compensation committee, the compensation of the Chief Executive Officer, unless such authority has been delegated to the compensation committee. The compensation committee also approves grants of stock options, restricted stock units and other awards under our stock plans. The compensation committee will review and evaluate, at least annually, the performance of the compensation committee and its members, including compliance of the compensation committee with its charter. The current members of our compensation committee are Dr. Colowick and Messrs. Doyle and Smither. Dr. Colowick serves as the chairman of the committee. Each of the members of our compensation committee is an independent and non-employee director under the applicable rules and regulations of the SEC and NASDAQ relating to compensation committee independence. The compensation committee operates under a written charter that satisfies the applicable standards of the SEC and NASDAQ. A copy of the compensation committee charter is available to security holders at http://investors.achaogen.com/corporate-governance.cfm.

Our executive officers submit proposals to the board and the compensation committee regarding our executive compensation. Our Chief Executive Officer also annually reviews the performance of each executive officer and makes recommendations regarding their compensation. The compensation committee considers those recommendations in determining base salaries, adjustments to base salaries, annual cash bonus program targets and awards and equity awards, if any, for the executive officers and other members of senior management.

Since July 2015, the compensation committee has retained Radford, a national executive compensation consulting firm. Radford was engaged to conduct market research and analysis on our various executive positions, to assist the committee in developing appropriate incentive plans for our executives on an annual basis, to provide the compensation committee with advice and ongoing recommendations regarding material executive compensation decisions, and to review compensation proposals proposed by management. In compliance with the disclosure requirements of the SEC regarding the independence of compensation consultants, Radford addressed each of the six independence factors established by the SEC with the compensation committee. Each of the responses affirmed the independence of Radford on executive compensation matters. Based on this assessment, the compensation committee determined that the engagement of Radford does not raise any conflicts of interest or similar concerns. The compensation committee also evaluated the independence of other outside advisors to the compensation committee, including outside legal counsel, considering the same independence factors and concluded their work for the compensation committee does not raise any conflicts of interest.

Nominating and Corporate Governance Committee

The nominating and corporate governance committee is responsible for making recommendations to our board of directors regarding candidates for directorships and composition and organization of our board of directors. In addition, the nominating and corporate governance committee is responsible for overseeing our corporate governance policies and reporting and making recommendations to our board of directors concerning governance matters. The current members of our nominating and corporate governance committee are Drs. Fischbach and Lieginger and Mr. Stea. Dr. Lieginger serves as the chairman of the committee. Each of the members of our nominating and corporate governance committee is an independent director under the applicable rules and regulations of the SEC and NASDAQ relating to nominating and corporate governance committee independence. The nominating and corporate governance committee operates under a written charter. A copy of the nominating and corporate governance committee charter is available to security holders at http://investors.achaogen.com/corporate-governance.cfm. There are no family relationships among any of our directors or executive officers.

In recommending candidates for election to the board of directors, the independent members of the nominating and corporate governance committee may consider the following criteria, among others: diversity of personal and professional background, perspective and experience; personal and professional integrity, ethics and values; experience in corporate management, operations or finance, such as serving as an officer or former officer of a publicly held company, and a general understanding of marketing, finance and other elements relevant to the success of a publicly-traded company in today’s business environment; experience relevant to the Company’s industry and with relevant social policy concerns; experience as a board member or executive officer of another publicly held company; relevant academic expertise or other proficiency in an area of the Company’s operations; practical and mature business judgment, including ability to make independent analytical inquiries; promotion of a diversity of business or career experience relevant to the success of the Company. The board of directors evaluates each individual in the context of the board of directors as a whole, with the objective of assembling a group that can best maximize the success of the business and represent stockholder interests through the exercise of sound judgment using its diversity of experience in these various areas. The nominating and corporate governance committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the board of directors. The nominating and corporate governance committee periodically meets to discuss and consider the candidates’ qualifications and then selects a nominee (or nominees) for recommendation to the board of directors.

The nominating and corporate governance committee will consider director candidates recommended by stockholders. For a stockholder to make any recommendation or nomination for election to the board of directors at an annual meeting, the stockholder must provide notice to the Company, which notice must be delivered to, or mailed and received at, the Company’s principal executive offices not less than 90 days and not more than 120 days prior to the one-year anniversary of the preceding year’s annual meeting; provided, that if the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, the stockholder’s notice must be delivered, or mailed and received, not later than 90 days prior to the date of the annual meeting or, if later, the 10th day following the date on which public disclosure of the date of such annual meeting is made. Further updates and supplements to such notice may be required at the times, and in the forms, required under our bylaws. As set forth in our bylaws, submissions must include the name and address of the proposed nominee, information regarding the proposed nominee that is required to be disclosed in a proxy statement or other filings in a contested election pursuant to Section 14(a) under the Exchange Act of 1934, as amended (the “Exchange Act”), information regarding the proposed nominee’s indirect and direct interests in shares of the Company’s common stock, and a completed and signed questionnaire, representation and agreement of the proposed nominee. Our bylaws also specify further requirements as to the form and content of a stockholder’s notice. We recommend that any stockholder wishing to make a nomination for director review a copy of our bylaws, as amended and restated to date, which is available, without charge, from our Corporate Secretary, at 1 Tower Place, Suite 300, South San Francisco, California 94080.

Ms. Gilbert was appointed to the board of directors in January 2017 to fill a vacancy on the board of directors, and therefore is standing for election as a director by stockholders for the first time. Ms. Gilbert was recommended to our board of directors and its nominating and corporate governance committee upon the recommendation of our chief executive officer and certain non-management directors.

Meetings of the Board of Directors, Board and Committee Member Attendance and Annual Meeting Attendance

Our board of directors met eight times during 2016. The audit committee met four times, the compensation committee met two times and the nominating and corporate governance committee met three times. During 2016, each board member attended 75% or more of the aggregate of the meetings of the board of directors and of the committees on which he or she served, which occurred while such director was a member of the board of directors and such committees. We encourage all of our directors and nominees for director to attend our annual meetings of stockholders; however, attendance is not mandatory. Among the directors then serving on our board, seven of the eight board members attended our annual meeting of stockholders in 2016.

Stockholder Communications with the Board of Directors

Should stockholders wish to communicate with the board of directors or any specified individual directors, such correspondence should be sent to the attention of our Corporate Secretary, at 1 Tower Place, Suite 300, South San Francisco, California 94080. The Corporate Secretary will forward the communication to the board of directors members.

Compensation Committee Interlocks and Insider Participation

During 2016, our compensation committee consisted of Dr. Colowick, and Messrs. Doyle and Smither. No such member of our compensation committee has at any time been one of our officers or employees. None of our executive officers currently serves, or in the past fiscal year has served, as a member of the board of directors or compensation committee of any entity that has one or more executive officers on our board of directors or compensation committee.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

We describe below transactions and series of similar transactions, since January 1, 2016, to which we were a party or will be a party, in which the amount involved exceeds $120,000, and in which any of our directors, executive officers or holders of more than 5% of our common stock, or an affiliate or immediate family member thereof, had or will have a direct or indirect material interest.

Private Placement Transaction

On June 1, 2016, we entered into a Securities Purchase Agreement (the “Purchase Agreement”) with the purchasers named therein (the “Purchasers”). Pursuant to the Purchase Agreement, we agreed to sell an aggregate of 7,999,996 shares of our common stock (the “Shares”) and warrants (the “Warrants”) to purchase an aggregate of 1,999,999 shares of our common stock (the “Warrant Shares”) for aggregate gross proceeds of approximately $25.4 million in a private placement transaction (the “Private Placement”). The purchase price for each Share was $3.15, which was the consolidated closing bid price on the NASDAQ Global Market on the day of signing, June 1, 2016. The purchase price for each Warrant was $0.125 for each Warrant Share, in accordance with the NASDAQ Global Market requirements for an “at the market” offering, and the Warrants are exercisable at an exercise price of $3.66 per share. The Warrants are exercisable for a period of five years from the date of issuance.

A trust controlled by Blake Wise, our current President and Chief Operating Officer, participated in the Private Placement and purchased 141,453 Shares and 35,363 Warrants.

Director and Executive Officer Compensation

Please see “Executive Compensation” and “Director Compensation” for information regarding compensation of directors and executive officers.

Employment Agreements

We have entered into employment agreements with our executive officers. For more information regarding these agreements, see “Executive Compensation‒Narrative to Summary Compensation Table and Outstanding Equity Awards at 2016 Fiscal Year End.”

Director and Officer Indemnification Agreements

We have entered into indemnification agreements with each of our directors and executive officers. These agreements, among other things, require us to indemnify each director (and in certain cases their related venture capital funds) and executive officer to the fullest extent permitted by Delaware law, including indemnification of expenses such as attorneys’ fees, judgments, fines and settlement amounts incurred by the director or executive officer in any action or proceeding, including any action or proceeding by or in right of us, arising out of the person’s services as a director or executive officer.

Policies and Procedures for Related Party Transactions

Our board of directors has adopted a written related party transaction policy setting forth the policies and procedures for the review and approval or ratification of related person transactions. This policy covers, with certain exceptions set forth in Item 404 of Regulation S-K, any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships in which we were or are to be a participant, where the amount involved exceeds $120,000 and a related person had, has or will have a direct or indirect material interest, including, without limitation, purchases of goods or services by or from the related person or entities in which the related person has a material interest, indebtedness, guarantees of indebtedness and employment by us of a related person. As provided by our audit committee charter, our audit committee will be responsible for reviewing and approving in advance the related party transactions covered by the company’s related transaction policies and procedures.

DIRECTOR COMPENSATION

Pursuant to our Non-Employee Director Compensation Program, our non-employee directors receive cash compensation, paid quarterly in arrears, as follows:

•	Each non-employee director receives an annual cash retainer in the amount of $35,000 per year.
•	The Chairman receives an additional annual cash retainer in the amount of $27,500 per year.
•

The chairperson of the audit committee receives additional annual cash compensation in the amount of $15,000 per year for such chairperson’s service on the audit committee. Each non-chairperson member of the audit committee receives additional annual cash compensation in the amount of $7,500 per year for such member’s service on the audit committee.

•

The chairperson of the compensation committee receives additional annual cash compensation in the amount of $10,000 per year for such chairperson’s service on the compensation committee. Each non-chairperson member of the compensation committee receives additional annual cash compensation in the amount of $5,000 per year for such member’s service on the compensation committee.

•

The chairperson of the nominating and corporate governance committee receives additional annual cash compensation in the amount of $7,000 per year for such chairperson’s service on the nominating and corporate governance committee. Each non-chairperson member of the nominating and corporate governance committee receives additional annual cash compensation in the amount of $3,000 per year for such member’s service on the nominating and corporate governance committee.

Under the Non-Employee Director Compensation Program, each non-employee director receives an option to purchase 20,000 shares of our common stock upon the director’s initial appointment or election to our board of directors, referred to as the Initial Grant, and an annual option to purchase 10,000 shares of our common stock on the date of each annual stockholder’s meeting thereafter, referred to as the Annual Grant. The Initial Grant will vest as to 1/36th of the shares subject to Initial Grant each month following the applicable grant date, subject to continued service through each applicable vesting date. The Annual Grant will vest as to 1/12th of the shares subject to the Annual Grant each month following the applicable grant date, which vesting will accelerate in full on the date of the next annual stockholder’s meeting to the extent unvested as of such date, subject to continued service through each applicable vesting date.

The table below sets forth information regarding the compensation of our eligible directors for the fiscal year ended December 31, 2016.

Name of Director	Fees Earned or Paid in Cash ($)	Option Awards(1) ($)	Total ($)
Alan B. Colowick, M.P.H., M.D.	52,500	29,885	82,385
John C. Doyle	40,000	29,885	69,885
Michael Fischbach, Ph.D.	38,000	29,885	67,885
Halley E. Gilbert(2)	—	—	—
Kent E. Lieginger, Pharm.D.	40,000	29,885	69,885
Bryan E. Roberts, Ph.D.	70,000	29,885	99,885
John W. Smither	55,000	29,885	84,885
Greg Stea	38,000	29,885	67,885
Christopher T. Walsh, Ph.D.(3)	21,000	-	21,000

(1)

Amounts shown represent the grant date fair value of stock options granted, as calculated in accordance with ASC Topic 718 excluding the impact of estimated forfeitures related to service-based vesting provisions. See Note 10 of the financial statements included in our Annual Report on Form 10-K filed March 14, 2017 for the assumptions used in calculating this amount. As of December 31, 2016, each of our non-employee directors held the following outstanding options to purchase shares of our common stock:

Name of Director	Shares Subject to Outstanding Options
Alan B. Colowick, M.P.H., M.D.	30,000
John C. Doyle	118,114
Michael Fischbach, Ph.D.	30,000
Halley E. Gilbert(2)	—
Kent E. Lieginger, Pharm.D.	30,000
Bryan E. Roberts, Ph.D.	30,000
John W. Smither	48,181
Greg Stea	30,000
Christopher T. Walsh, Ph.D.(3)	—

None of our directors held any other outstanding equity awards as of December 31, 2016.

(2)	Appointed to our board of directors effective January 4, 2017.
(3)	Resigned from our board of directors effective June 15, 2016.

EXECUTIVE OFFICERS

The following is biographical information for our executive officers, including their ages as of March 31, 2017.

Name	Age	Position(s)
Kenneth J. Hillan, M.B., Ch.B.	56	Chief Executive Officer
Blake Wise	46	President and Chief Operating Officer
Gary Loeb	47	General Counsel
Tobin C. Schilke	42	Chief Financial Officer
Lee Swem, Ph.D.	41	Chief Scientific Officer

Kenneth J. Hillan, M.B., Ch.B. Dr. Hillan has served as our Chief Executive Officer and as a member of our board of directors since October 2011. Please see Dr. Hillan’s biography set forth above in the section entitled “Proposal 1‒Election of Directors.”

Blake Wise. Mr. Wise has served as our President and Chief Operating Officer since February 2017 and served as our Chief Operation Officer from October 2015 to February 2017. From 2002 to August 2015, Mr. Wise served in roles of increasing responsibility at Genentech, including serving as Vice President, Cross BioOncology; Senior Director, Franchise Head and Life Cycle Leader, Lytics; Sales Director, BioOncology, Avastin®; Marketing Director, Immunology and Cystic Fibrosis; and Director, Interactive Marketing. Mr. Wise holds a B.A. from the University of California, Santa Barbara, and an M.B.A. from the University of California, Berkeley.

Gary Loeb. Mr. Loeb has served as our General Counsel and Corporate Secretary since November 2016. He previously served as General Counsel of Sano Intelligence Inc., a medical device company, from November 2015 to June 2016, and as Executive Vice President, Business Development and General Counsel of Counsyl, Inc., a health technology company, where he worked from August 2013 to November 2015. Mr. Loeb worked for Amyris Inc., an industrial bioscience company, from 2011 to July 2013, where he served as served as General Counsel, Senior Vice President and Chief Compliance Officer. Prior to that, he was with Genentech, from 2000 to 2011, where he served as Vice President, Intellectual Property. From January 2006 to May 2015, Mr. Loeb was also an adjunct professor at University of San Francisco Law School. Mr. Loeb is currently on the board of directors for Project Open Hand, a nonprofit organization, and The Columbia Law School Association. Mr. Loeb holds a B.S. in Biology and a B.A. in English from Stanford University and a J.D. from Columbia Law School.

Tobin C. Schilke. Mr. Schilke has served as our Chief Financial Officer, Principal Financial Officer and Principal Accounting Officer since July 2016. From 2002 to June 2016, Mr. Schilke served in roles of increasing responsibility at the Roche Group (including Genentech), a pharmaceutical company, including serving as Finance Director and Company Director of Roche Products Limited in the United Kingdom from August 2014 to June 2016 and serving as Director of Genentech’s Commercial Finance BioOncology Business Unit from September 2012 to August 2014. Mr. Schilke holds a B.S. from Lafayette College, a M.S. from the University of California, Berkeley and an M.B.A. from Cornell University’s Johnson Graduate School of Management.

Lee Swem, Ph.D. Dr. Swem has served as our Chief Scientific Officer since February 2017 and, prior to that, served as our Vice President, Head of Research since October 2015. From August 2014 to September 2015, Dr. Swem was Director of our Therapeutic Antibody Program, where he developed a state-of-the-art antibody discovery platform to rapidly identify rare functional antibodies to treat serious human infectious diseases. Before joining Achaogen, Dr. Swem was with Genentech, where he served as a Consultant from August 2014 to August 2015 and a Scientist in Genentech’s Department of Infectious Disease from 2010 to August 2014. Dr. Swem completed his postdoctoral work at Princeton University. He received a B.S. in Biology and a Ph.D. in Microbiology from Indiana University.

EXECUTIVE COMPENSATION

The following is a discussion and analysis of compensation arrangements of our named executive officers, or NEOs. As an “emerging growth company” as defined in the JOBS Act, we are not required to include a Compensation Discussion and Analysis section and have elected to comply with the scaled disclosure requirements applicable to emerging growth companies. In addition, as an emerging growth company, we are not required to hold an advisory vote to approve the compensation of our named executive officers, or “say-on-pay” vote.

We seek to ensure that the total compensation paid to our executive officers is reasonable and competitive. Compensation of our executives is structured around the achievement of individual performance and near-term corporate targets as well as long-term business objectives.

Our NEOs for 2016 were as follows:

•	Kenneth J. Hillan, M.B., Ch.B., Chief Executive Officer;
•	Blake Wise, President and Chief Operating Officer; and
•	Ian Friedland, M.D., former Chief Medical Officer.

During 2016, Mr. Wise served as our Chief Operating Officer, and Dr. Friedland served as our Chief Medical Officer. Effective February 22, 2017, Mr. Wise was appointed our President and Chief Operating Officer, and effective March 15, 2017, Dr. Friedland resigned as our Chief Medical Officer.

Summary Compensation Table

The following table sets forth total compensation paid to our named executive officers for the years ended December 31, 2016 and December 31, 2015.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards(1) ($)	Stock Awards(1) ($)	Non-Equity Incentive Plan Compensation(2) ($)	All Other Compensation ($)		Total ($)
Kenneth J. Hillan, M.B., Ch.B.,	2016	435,000	—	364,087	105,996	326,000	10,600	(3)	1,241,683
Chief Executive Officer	2015	425,000	—	732,562	336,168	170,000	7,950		1,671,680
Blake Wise,	2016	410,000	—	89,280	23,166	225,000	9,000	(3)	756,446
President and Chief Operating Officer	2015	102,500	—	594,474	219,750	—	—		916,724
Ian Friedland, M.D.,	2016	422,500	—	149,300	45,907	200,000	10,600	(3)	828,307
Former Chief Medical Officer	2015	410,200	—	381,538	176,700	120,000	7,950		1,096,388

(1)

Amounts shown represent the grant date fair value of stock options or restricted stock units granted, as calculated in accordance with ASC Topic 718 excluding the impact of estimated forfeitures related to service-based vesting provisions. The grant date fair value of stock options and restricted stock units with a market condition is based on the probable outcome of such condition; no maximum value applies. See Note 10 of the financial statements included in our Annual Report on Form 10-K filed March 14, 2017 for the assumptions used in calculating these amounts.

(2)

The amounts reported in the Non-Equity Incentive Plan Compensation column represent the annual cash performance-based bonuses earned by our NEOs pursuant to the achievement of certain Company and individual performance objectives. The amounts listed for 2016 were paid to the named executive officers in early 2017. Please see the descriptions of the annual performance bonuses in “Narrative to Summary Compensation Table and Outstanding Equity Awards at 2016 Fiscal Year End—Terms and Conditions of Annual Bonuses” below.

(3)	Amounts represent the Company’s matching contribution under its 401(k) plan.

Outstanding Equity Awards at 2016 Fiscal Year End

The following table lists all outstanding equity awards held by our NEOs as of December 31, 2016.

	Option Awards								Stock Awards
Name	Vesting Commencement Date		Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
Kenneth J. Hillan, M.B., Ch.B.	4/18/2011		132,727	—	—		6.93	6/7/2021	—	—	—		—
	4/18/2011		44,545	—	—		6.93	6/7/2021	—	—	—		—
	4/18/2011		22,272	—	—		6.93	6/22/2021	—	—	—		—
	3/8/2012		132,763	—	—		7.26	3/8/2022	—	—	—		—
	—		—	—	100,600	(2)	7.26	3/8/2022	—	—	—		—
	1/30/2014		76,363	—	—		9.24	1/30/2024	—	—	—		—
	—		—	—	60,000	(3)	9.24	1/30/2024	—	—	—		—
	3/11/2015	(4)	48,868	62,832	—		10.44	3/11/2025	—	—	—		—
	3/11/2015	(5)	—	—	—		—	—	24,150	314,433	—		—
	2/19/2016	(4)	16,145	61,355	—		3.65	—	—	—	—		—
	—		—	—	38,750	(6)	3.65	—	—	—	—		—
	—		—	—	38,750	(7)	3.65	—	—	—	—		—
	2/19/2016	(5)	—	—	—		—	—	16,500	214,830	—		—
	—		—	—	—		—	—	—	—	8,250	(8)	107,415
	—		—	—	—		—	—	—	—	8,250	(9)	107,415
Blake Wise	10/1/2015	(10)	47,395	115,105	—		5.86	10/1/2025	—	—	—		—
	9/25/2015	(5)	—	—	—		—	—	28,125	366,188	—		—
	—		—	—	38,750	(6)	3.65	2/26/2026	—	—	—		—
	—		—	—	—		—	—	—	—	8,250	(8)	107,415
Ian Friedland, M.D.	7/28/2014	(10)	58,906	38,594	—		8.04	9/25/2024	—	—	—		—
			—	—	52,500	(11)	8.04	9/25/2024	—	—	—		—
	3/11/2015	(4)	22,531	28,969	—		11.78	2/5/2025	—	—	—		—
	3/11/2015	(5)	—	—	—		—	2/5/2025	11,250	146,475	—		—
	2/19/2016	(4)	9,166	34,834	—		3.65	2/26/2026	—	—	—		—
	—		—	—	20,000	(6)	3.65	2/26/2026	—	—	—		—
	2/19/2016	(5)	—	—	—		—	—	9,500	123,690	—		—
	—		—	—	—		—	—	—	—	4,000	(8)	52,080

(1)	The dollar amounts shown are determined by multiplying the number of unvested units by $13.02, the closing price of the Company’s common stock on December 30, 2016.
(2)

The option is exercisable immediately, in whole or in part, conditioned upon Dr. Hillan entering into a restricted stock purchase agreement with respect to any unvested shares. The shares subject to the option vest and/or are released from the Company’s repurchase option, as to 47,472 of the shares subject to the option on the date that the closing trading price of the Company’s common stock first reaches or exceeds $33.00 per share, as to 47,472 of the shares subject to the option on the date that the closing trading price of the Company’s common stock first reaches or exceeds $55.00 per share, and as to 5,656 of the shares subject to the option on the date that the closing trading price of the Company’s common stock first reaches or exceeds $77.00 per share (in each case, as appropriately adjusted for stock splits, stock dividends, recapitalizations and the like) respectively, subject to Dr. Hillan continuing to provide services to the Company through such vesting date.

(3)

The option is exercisable immediately, in whole or in part, conditioned upon Dr. Hillan entering into a restricted stock purchase agreement with respect to any unvested shares. The shares subject to the option vest and/or are released from the Company’s repurchase option, as to one-third of the shares subject to the option on the date that the closing trading price of the Company’s common stock first reaches or exceeds each of $33.00, $55.00 and $77.00 per share (in each case, as appropriately adjusted for stock splits, stock dividends, recapitalizations and the like) respectively, subject to Dr. Hillan continuing to provide services to the Company through such vesting date.

(4)

The shares subject to the option vest and become exercisable as to 1/48 of the shares subject to the option on each monthly anniversary of the vesting commencement date, such that all shares will be vested and exercisable on the fourth anniversary of the vesting commencement date, subject to the holder continuing to provide services to the Company through such vesting date.

(5)

25% of the restricted stock units shall vest on each anniversary of the vesting commencement date, so that 100% of the restricted stock units are vested on the fourth anniversary of the vesting commencement date, subject to the holder continuing to provide services to the company through each vesting date.

(6)

The shares subject to the option vest as to 40% of the shares subject to the option on 30th consecutive date that the closing trading price of the Company’s common stock is at least $12.00 per share, as to 40% of the shares subject to the option on the 30th consecutive date that the closing trading price of the

Company’s common stock is at least $25.00 per share, and as to 20% of the shares subject to the option on the 30th consecutive date that the closing trading price of the Company’s common stock is at least $55.00 per share (in each case, as appropriately adjusted for stock splits, stock dividends, recapitalizations and the like), subject to the NEO continuing to provide services to the Company through such vesting date.

(7)

100% of the shares subject to the option will vest on the 30th consecutive date that the closing trading price of the Company’s common stock is at least $25.00 per share (as appropriately adjusted for stock splits, stock dividends, recapitalizations and the like), subject to the NEO continuing to provide services to the Company through such vesting date.

(8)

The restricted stock units vest as to 40% of the restricted stock units on the 30th consecutive date that the closing trading price of the Company’s common stock is at least $12.00 per share, as to 40% of the restricted stock units on the 30th consecutive date that the closing trading price of the Company’s common stock is at least $25.00 per share, and as to 20% of the restricted stock units on the 30th consecutive date that the closing trading price of the Company’s common stock is at least $55.00 per share (in each case, as appropriately adjusted for stock splits, stock dividends, recapitalizations and the like), subject to the NEO continuing to provide services to the Company through such vesting date.

(9)

100% of the restricted stock units will vest on the 30th consecutive date that the closing trading price of the Company’s common stock is at least $25.00 per share (as appropriately adjusted for stock splits, stock dividends, recapitalizations and the like), subject to the NEO continuing to provide services to the Company through such vesting date.

(10)

The shares subject to the option vest and become exercisable as to 1/4th of the shares subject to the option on the first anniversary of the vesting commencement date, and thereafter as to 1/48th of the shares subject to the option on each monthly anniversary of the vesting commencement date, such that all shares will be vested and exercisable on the fourth anniversary of the vesting commencement date, subject to the holder continuing to provide services to the Company through such vesting date.

(11)

The shares subject to the option vest and/or are released from the Company’s repurchase option, as to one-third of the shares subject to the option on the date that the closing trading price of the Company’s common stock first reaches or exceeds each of $33.00, $55.00 and $77.00 per share (in each case, as appropriately adjusted for stock splits, stock dividends, recapitalizations and the like) respectively, subject to Dr. Friedland continuing to provide services to the Company through such vesting date.

Narrative to Summary Compensation Table and Outstanding Equity Awards at 2016 Fiscal Year End

Terms and Conditions of Employment and Change in Control Severance Agreements with our NEOs

We have entered into offer letter agreements with each of the NEOs in connection with each NEO’s employment with us. These agreements set forth the terms and conditions of employment of each named executive officer, including base salary, target annual bonus opportunity and standard employee benefit plan participation. Our board of directors or the compensation committee reviews each NEO’s base salary and target bonus opportunity from time to time to ensure compensation adequately reflects the NEO’s qualifications, experience, role and responsibilities. In February 2016, our compensation committee determined to set fiscal 2016 base salaries for Dr. Hillan, Mr. Wise and Dr. Friedland at $435,000, $410,000 and $422,500, respectively, and annual bonus targets for Dr. Hillan, Mr. Wise and Dr. Friedland at 50%, 35% and 35% of base salary, respectively.

In July 2015, we entered into change in control severance agreements with Drs. Hillan and Friedland, as described below. In October 2015 we entered into a change in control severance agreement with Mr. Wise in connection with his commencement of employment. The terms of our NEOs’ change in control severance agreements are described below.

Pursuant to the change in control severance agreements in place during 2016 with each of our NEOs, in the event the NEO’s employment is terminated other than for “cause” (as defined in the change in control severance agreements) or he experiences a “constructive termination” (as defined in the change in control severance agreements), in each case, other than during the period commencing three months prior to and ending 12 months following a change in control, and he executes and does not revoke a general release of claims in favor of the Company, then (i) the NEO will receive a severance payment equal to nine months (or 12 months for Dr. Hillan) of his base salary, payable in a lump sum; (ii) nine months (or 12 months for Dr. Hillan) of COBRA reimbursement; and (iii) nine months’ (or 12 months’ for Dr. Hillan) accelerated vesting of the NEO’s outstanding equity awards. In addition, in the event the NEO’s employment is terminated other than for “cause” or he experiences a “constructive termination” (each, as defined in the change in control severance agreements), in each case, during the period commencing three months prior to and ending 12 months following a change in control of the Company, and he executes and does not revoke a general release of claims in favor of the Company, then (i) the NEO will receive a severance payment equal to 12 months (or 18 months for Dr. Hillan) of his base salary, payable in a lump sum; (ii) 100% of his target annual bonus, payable in a single lump sum; (iii) 12 months (or 18 months for Dr. Hillan) of COBRA reimbursement; and (iii) full vesting acceleration of the NEO’s outstanding equity awards. Pursuant to the new change in control severance agreement with Mr. Wise, in the event his employment is terminated other than for “cause” (as defined in the change in control severance agreements) or he experiences a “constructive termination” (as defined in the change in control severance agreements), in each case, other than during the period commencing three months prior to and ending 12 months following a change in control, and he executes and does not revoke a general release of claims in favor of the Company, then (i) the he will receive a severance payment equal to twelve months of his base salary, payable in a lump sum; (ii) twelve months of COBRA reimbursement; and (iii) twelve months’ accelerated vesting of his outstanding equity awards. In addition, in the event Mr. Wise’s employment is terminated other than for “cause” or he experiences a “constructive termination” (each, as defined in the change in control severance agreements), in each case, during the period commencing three months prior to and ending 12 months following a change in control of the Company, and he executes and does not revoke a general release of claims in favor of the Company, then (i) he will receive a severance payment equal to 15 months of his base salary, payable in a lump sum; (ii) 100% of his target annual bonus, payable in a single lump sum; (iii) 15 months of COBRA reimbursement; and (iii) full vesting acceleration of his outstanding equity awards.

Please see the section below entitled “—Terms and Conditions of Equity Award Grants” for a description of additional vesting acceleration of each of our NEOs’ outstanding equity awards upon a change of control.

Terms and Conditions of Termination and Separation Agreement with Ian Friedland

In connection with Dr. Friedland’s resignation from his position as our Chief Medical Officer, we entered into a transition and separation agreement (the “Separation Agreement”) with him on March 14, 2017, which provided for certain severance payments and benefits in exchange for a release of claims against the Company, and, effective as of March 16, 2017, amended the consulting agreement we had entered into with Planet Pharma, LLC (a firm with which Dr. Friedland is associated) dated March 15, 2013 (as amended, the “Consulting Agreement”) to provide for Dr. Friedland’s continued availability to us to provide services through July 31, 2017 on an as-needed basis to support the Company’s clinical operations. Pursuant to the Separation agreement, Dr. Friedland received (i) a cash payment of $319,800, which constitutes nine months of base salary, (ii) up to nine months of reimbursement for continued healthcare pursuant to COBRA, and (iii) nine months of vesting acceleration on his outstanding equity awards subject to time-based vesting.

Pursuant to the Consulting Agreement, in exchange for Dr. Friedland’s availability to provide continued services to the Company, the Company will pay Planet Pharma, LLC a consulting fee of $40,000 per month up to a maximum of $180,000. While providing services under the Consulting Agreement, Dr. Friedland’s time-based stock options and restricted stock units continue to vest and his performance-based options and restricted stock units remain eligible to vest if the performance goals applicable to them are achieved.

Terms and Conditions of Annual Bonuses

For 2016, all of our NEOs were eligible for performance-based cash incentives pursuant to the achievement of certain performance objectives. The performance goals for these annual performance cash incentives were reviewed and approved by our board of directors. The determination of the amount of bonuses paid to our NEOs generally reflects a number of considerations, including individual performance and financing and research goals.

Target Bonus Opportunity

Each NEO’s target bonus opportunity is expressed as a percentage of base salary which can be achieved by meeting corporate goals and may be increased or decreased based on individual performance. For each of our NEOs, their target bonus opportunity is originally set in their offer letters with the Company as described above. Our board of directors or our compensation committee has historically reviewed these target percentages to ensure they are adequate, but does not follow a formula. Instead, our board of directors or our compensation committee has set these rates based on each participating executive’s experience in her or his role with the company and the level of responsibility held by each executive, which the board of directors or our compensation committee believe directly correlates to her or his ability to influence corporate results. For fiscal year 2016, our board of directors used a guideline target bonus opportunity of 50% of base salary for Dr. Hillan, 35% of base salary for Mr. Wise and 35% of base salary for Dr. Friedland.

Performance Goals and Weighting

For determining the performance bonus amounts for our NEOs for 2016, our board of directors set certain corporate performance goals for fiscal 2016, using a mixture of financing, research, clinical, regulatory, workplace satisfaction and other targets. These performance goals were not expected to be attained based on average or below average performance. After determining performance targets, each performance target was given a different weight for determining the overall bonus amount based on the importance to the success of the Company for each performance target. For the fiscal year 2016, our plazomicin clinical targets were weighted at 55% with an additional potential 57.5%, our research program progress target was weighted at 25% with an additional potential 10%, workplace culture and satisfaction targets were weighted at 10% and our fundraising target was weighted at 10% with an additional potential 10%. The amount payable with respect to corporate performance was increased or decreased based upon the percentage achievement, with 50% of the amount attributable to corporate performance payable at 50% achievement, 100% payable at 75% achievement and 133% payable at 100% achievement. For achievements between enumerated percentages, the amount payable was determined using linear interpolation.

Under our 2016 bonus program, Dr. Hillan’s bonus was 100% tied to our performance on corporate goals. Each of Mr. Wise’s and Dr. Friedland’s bonuses were determined based on corporate performance with respect to 70% and individual performance with respect to 30%.

Achievement Level

In early 2016, the board of directors established the corporate performance goals and weightings for 2016 described above. For each of these performance goals, the board of directors set a target achievement level. There was no minimum or maximum achievement for each performance target; instead the board of directors weighs the achievement, partial achievement or non-achievement for each performance target when deciding the overall achievement level and may adjust the final payout percentage in its discretion. Our 2016 corporate performance, in which we met or exceeded the target for each goal, was reviewed by the compensation committee of our board of directors in February 2017 and subsequently by our board of directors in February 2017. Based on this review and the corporate and individual performance during 2016, and following a recommendation from the compensation committee, the board of directors determined the bonus payouts for Dr. Hillan, Mr. Wise and Dr. Friedland to be 150%, 157% and 135% of target, respectively. The NEOs’ 2016 bonuses are set forth in the “Summary Compensation Table” above.

Terms and Conditions of Equity Award Grants

Each of our NEOs received equity awards in fiscal year 2016 pursuant to our 2014 Equity Incentive Award Plan. The table above entitled “Outstanding Equity Awards at 2016 Fiscal Year End” sets forth the details of other equity awards made in past fiscal years to our NEOs.

In February 2016, our board of directors granted to each of Dr. Hillan, Mr. Wise and Dr. Friedland option and RSU awards. Dr. Hillan’s grants consisted of options to purchase an aggregate 155,000 shares of our common stock and 33,000 RSUs. Mr. Wise’s grants consisted of an option to purchase 38,750 shares of our common stock and 8,250 RSUs. Dr. Friedland’s grants consisted of an option to purchase 64,000 shares of our common stock and 13,500 RSUs.

With respect to the options to purchase 77,500 and 44,000 shares of our common stock granted to Drs. Hillan and Friedland, respectively, the options vest as to 1/48th of the shares subject to such award on each monthly anniversary of the vesting commencement date, subject to the NEO continuing to provide services to the Company through each applicable vesting date. With respect to options to purchase 38,750, 38,750 and 20,000 shares of our common stock granted to Dr. Hillan, Mr. Wise and Dr. Friedland, respectively, the options vest as follows: (i) 40% will vest on the 30th consecutive trading date that the closing trading price of the Company’s common stock is at least $12.00 per share; (ii) 40% will vest on the 30th consecutive trading date that the closing trading price of the Company’s common stock is at least $25.00 per share; and (iii) 20% will vest on the 30th consecutive trading date that the closing trading price of the Company’s common stock is at least $55.00 per share, in each case subject to the NEO continuing to provide services to the Company through each applicable vesting date. With respect to the option to purchase 38,750 shares of our common stock to Dr. Hillan, the options will vest on the 30th consecutive date that the closing trading price of the Company’s common stock is at least $25.00 per share, subject to Dr. Hillan continuing to provide services to the Company through each applicable vesting date.

With respect to 16,500 and 9,500 RSUs granted to Drs. Hillan and Friedland, respectively, the RSUs vest as to 25% on each anniversary of the vesting commencement date, subject to the NEO continuing to provide services to the Company through each applicable vesting date. With respect to 8,250, 8,250 and 4,000 RSUs granted to Dr. Hillan, Mr. Wise and Dr. Friedland, respectively, the RSUs vest as follows: (i) 40% will vest on the 30th consecutive trading date that the closing trading price of the Company’s common stock reaches or exceeds $12.00 per share; (ii) 40% will vest on the 30th consecutive trading date that the closing trading price of the Company’s common stock reaches or exceeds $25.00 per share; and (iii) 20% will vest on the 30th consecutive trading date that the closing trading price of the Company’s common stock reaches or exceeds $55.00 per share, in each case subject to the NEO continuing to provide services to the Company through each applicable vesting date. With respect to 8,250 RSUs granted to Dr. Hillan, the RSUs will vest on the 30th consecutive trading date that the closing trading price of the Company’s common stock reaches or exceeds $25.00 per share, subject to the NEO continuing to provide services to the Company through each applicable vesting date.

Under our 2014 Equity Incentive Award Plan and our Amended and Restated 2003 Stock Plan, in the event that within the twelve month period following a change in control, a participant is terminated by the Company other than for “cause” (as defined in the applicable plan) or by the participant for “good reason” (as defined in the applicable plan), then each outstanding equity award held by the participant will vest in full on the date of his or her termination. Please see the section above entitled “—Terms and Conditions of Employment and Change in Control Severance Agreements with our NEOs” for a description of additional vesting acceleration of each of our NEOs’ outstanding equity awards in connection with a qualifying termination of employment pursuant to their change in control severance agreements.

Equity Compensation Plan Information

The following table provides certain information as of December 31, 2016, with respect to all of our equity compensation plans in effect on that date.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)		Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (b)		Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Equity Compensation Plans Approved by Stockholders(1)(2)	3,035,947	(3)	$6.78	(4)	904,502	(5)
Equity Compensation Plans Not Approved by Stockholders(6)	1,109,398	(7)	$4.85	(8)	18,088
Total	4,145,345		$6.31		922,590

(1)	Includes the Achaogen, Inc. 2014 Equity Incentive Award Plan, 2014 Employee Stock Purchase Plan and Amended and Restated 2003 Stock Plan, as amended.
(2)

The 2014 Equity Incentive Award Plan contains an “evergreen” provision, pursuant to which the number of shares of common stock reserved for issuance pursuant to awards under such plan shall be increased on the first day of each year beginning in 2015 and ending in 2024, in each case subject to the approval of the compensation committee of our board of directors on or prior to the applicable date, equal to the lesser of (A) four percent (4%) of the shares of stock outstanding (on an as converted basis) on the last day of the immediately preceding fiscal year and (B) such smaller number of shares of stock as determined by our board of directors; provided, however, that no more than 14,545,454 shares of stock may be issued upon the exercise of incentive stock options. The 2014 Employee Stock Purchase Plan contains an “evergreen” provision, pursuant to which the number of shares of common stock reserved for issuance under such plan shall be increased on the first day of each year beginning in 2015 and ending in 2024, in each case subject to the approval of the compensation committee of our board of directors on or prior to the applicable date, equal to the lesser of (A) one percent (1%) of the shares of stock outstanding (on an as converted basis) on the last day of the immediately preceding fiscal year and (B) such smaller number of shares of stock as determined by our board of directors; provided, however, no more than 3,181,818 shares of stock may be issued under the 2014 Employee Stock Purchase Plan.

(3)	Consists of 2,692,981 shares of common stock underlying outstanding options and 342,966 shares of common stock underlying outstanding restricted stock units.

(4)

Represents the weighted average exercise price of outstanding options and is calculated without taking into account the 342,966 shares of common stock subject to outstanding restricted stock units that become issuable without the payment of a purchase price as those units vest.

(5)

Includes 283,216 shares that were available for future issuance as of December 31, 2016 under the 2014 Employee Stock Purchase Plan, which allows eligible employees to purchase shares of common stock with accumulated payroll deductions.

(6)

Represents shares subject to awards that may be granted under the 2014 Employment Commencement Incentive Plan, adopted by our board of directors in December 2014 without the approval of our stockholders in reliance on NASDAQ Listing Rule 5635(c)(4). The material features of this plan are described below under the caption “Material Features of the 2014 Employment Commencement Incentive Plan”. Options are granted at an exercise price not less than the fair market value of our common stock on the date of grant and have a term not to exceed ten years, restricted stock units and restricted stock awards. See also Note 10 to our Consolidated Financial Statements included in Item 8 of our Annual Report on Form 10-K for the fiscal year ended December 31, 2016 for a description of the material features of the 2014 Employment Commencement Incentive Plan.

(7)	Consists of 847,312 shares of common stock underlying outstanding options and 262,086 shares of common stock underlying outstanding restricted stock units.
(8)

Represents the weighted average exercise price of outstanding options and is calculated without taking into account the 262,086 shares of common stock subject to outstanding restricted stock units that become issuable without the payment of a purchase price as those units vest.

Material Features of the 2014 Employment Commencement Incentive Plan

In December 2014, our board of directors adopted our 2014 Employment Commencement Incentive Plan, or the 2014 Plan, pursuant to Rule 5653(c)(4) of the NASDAQ Global Market. In March 2016, our board of directors approved an amendment to the 2014 Plan to increase the numbers of shares available for issuance thereunder, and, in February 2017, our board of directors approved an amendment to the 2014 Plan to amend the tiers of officers to which the 2014 Plan applies. The principal purpose of the 2014 Plan is to promote the success and enhance the value of the company by inducing new employees to commence employment with us, and by aligning the individual interests of new employees with the interests of our stockholders.

Awards granted under the 2014 Plan are intended to constitute “employment inducement awards” under NASDAQ Listing Rule 5635(c)(4) and therefore, the 2014 Plan is intended to be exempt from the NASDAQ Listing Rules regarding stockholder approval of stock option and stock purchase plans. A total of 1,600,000 shares of our common stock were reserved for issuance under the 2014 Plan as of March 31, 2017. The 2014 Plan provides for the grant of incentive stock options, non-qualified stock options, restricted stock units, restricted stock awards, stock appreciation rights, or SARs, and other stock-based and cash-based awards. These awards may be granted to individuals who are then new employees, or are commencing employment with us or one of our subsidiaries following a bona fide period of non-employment with us, and for whom such awards are granted as a material inducement to commencing employment with us or one of our subsidiaries. As of March 31, 2017, we had granted options to purchase an aggregate of 953,488 shares and 249,613 restricted stock units under the 2014 Plan, and 356,588 shares (plus any shares that might in the future be returned to the 2014 Plan) remained available for future grants.

The 2014 Plan is administered by the compensation committee and the board of directors. In the event of a change in control in which the successor corporation refuses to assume or substitute any outstanding award under the 2014 Plan, the vesting of such award, except for certain performance awards as defined under the 2014 Plan, will accelerate in full. In addition, in the event that within the twelve month period following a change in control, a participant is terminated by the Company other than for “cause” (as defined in the 2014 Plan) or by the participant for “good reason” (as defined in the 2014 Plan), then each outstanding equity award held by the participant will vest in full on the date of his or her termination. The board of directors may terminate, amend or modify the 2014 Plan at any time, provided that no termination or amendment may impair any rights under any outstanding award under the 2014 Plan without the consent of the holder.

We have filed three registration statements on Form S-8 with the SEC covering the shares of common stock that may be issued under the 2014 Plan.

INFORMATION ABOUT STOCK OWNERSHIP

Security Ownership of Certain Beneficial Owners and Management

The following table presents information as to the beneficial ownership of our common stock as of March 31, 2017 for:

•	each person, or group of affiliated persons, known by us to beneficially own more than five percent of our common stock;
•	each named executive officer as set forth in the summary compensation table included in this proxy statement;
•	each of our directors; and
•	all executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Unless otherwise indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable. Shares of our common stock subject to options that are currently exercisable or exercisable within 60 days of March 31, 2017, and restricted stock units that vest within 60 days of March 31, 2017, are deemed to be outstanding and to be beneficially owned by the person holding such securities for the purpose of computing the percentage ownership of that person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

Percentage ownership of our common stock in the table is based on 35,846,301 shares of our common stock issued and outstanding on March 31, 2017. Unless otherwise indicated, the address of each of the individuals and entities named below is c/o Achaogen, Inc., 1 Tower Place, Suite 300, South San Francisco, California 94080.

	Shares of Common Stock Beneficially Owned(1)
Name of Beneficial Owner	Common Stock	Securities Exercisable Within 60 Days	Number of Shares Beneficially Owned	Percent
5% and Greater Stockholders:
Entities Affiliated with New Enterprise Associates(2)	5,215,128	1,178,782	6,393,910	17.27%
Entities Affiliated with Fidelity Investments(3)	4,799,665	—	4,799,665	13.39%
Entities Affiliated with Baker Bros. Advisors(4)	4,582,382	—	4,582,382	12.78%
Entities Affiliated with Foresite Capital Management(5)	2,607,984	—	2,607,984	7.28%
Robert W. Duggan(6)	2,035,888	—	2,035,888	5.68%
Entities Affiliated with Domain Partners(7)	2,020,939	—	2,020,939	5.64%
Named Executive Officers and Directors:
Kenneth J. Hillan, M.B., Ch.B.(8)	16,747	679,492	696,239	1.91%
Ian Friedland, M.D.(9)	18,547	154,894	173,441	*
Blake Wise(10)	156,665	120,185	276,850	*
Bryan E. Roberts, Ph.D.(11)	1,746,461	29,166	1,775,627	4.95%
Alan B. Colowick, M.P.H., M.D.(12)	—	23,610	23,610	*
Michael Fischbach, Ph.D.(13)	—	19,166	19,166	*
John C. Doyle(14)	—	117,280	117,280	*
Halley E. Gilbert	—	—	—	*
Kent E. Lieginger, Pharm.D.(15)	—	23,610	23,610	*
John W. Smither(16)	—	47,347	47,347	*
Gregory Stea(17)	—	21,943	21,943	*
All directors and current executive officers as a group (13 persons)(18)	1,934,275	1,157,878	3,092,153	8.36%

* Less than one percent of our outstanding shares of common stock.

(1)

Represents shares of common stock held, warrants and options held by such individuals that were exercisable within 60 days of March 31, 2017. Includes shares held in the beneficial owner’s name or jointly with others, or in the name of a bank, nominee or trustee for the beneficial owner’s account. Reported numbers do not include options that vest more than 60 days after March 31, 2017.

(2)

As reported on Amendment No. 1 to Schedule 13D filed with the SEC on December 22, 2016 by Growth Equity Opportunities Fund IV, LLC (“GEO”), New Enterprise Associates 15, L.P. (“NEA 15”), NEA Partners 15, L.P. (“NEA Partners 15”), NEA 15 GP, LLC (“NEA 15 LLC”), Peter J. Barris, Forest Baskett, Anthony A. Florence, Jr., Krishna S. Kolluri, Joshua Makower, David M. Mott, Jon M. Sakoda, Scott D. Sandell, Peter W. Sonsini and Ravi Viswanathan. GEO is the sole record owner of the 5,215,128 shares and 1,178,782 shares of common stock that may be acquired upon exercise of a warrant held by GEO. The warrant may not be exercised to the extent such exercise would cause the holder of such warrant (together with the holder’s affiliates, and any other persons acting as a group together with the holder or any of the holder’s affiliates) to beneficially own more than 19.99% of the shares of our common stock then outstanding, provided, that the holder of the warrant has a contractual right to change the 19.99% limitation to any other percentage (in no event to exceed 19.99%). As the sole member of GEO, NEA 15 may be deemed to beneficially own the shares listed herein. As the general partner of NEA 15, NEA Partners 15 may be deemed to beneficially own the shares listed herein. As the sole general partner of NEA Partners 15, NEA 15 LLC may be deemed to beneficially own the shares listed herein. As the individual managers of NEA 15 LLC (the “NEA 15

Managers”), Messrs. Barris, Baskett, Florence, Kolluri, Makower, Mott, Sakoda, Sandell, Sonsini, and Viswanathan may be deemed to beneficially own the shares listed herein. NEA 15, NEA Partners 15, NEA 15 LLC and the NEA 15 Managers share voting and dispositive power with regard to the shares owned of record by GEO. Each of GEO, NEA 15, NEA Partners 15, NEA 15 LLC and the NEA 15 Managers disclaims beneficial ownership of the reported shares other than those shares which such person owns of record. The address for each of GEO, NEA 15, NEA Partners 15 and NEA 15 LLC is New Enterprise Associates, 1954 Greenspring Drive, Suite 600 Timonium, MD 21093. The address for each of Messrs. Barris, Florence and Mott is New Enterprise Associates, 5425 Wisconsin Avenue, Suite 800, Chevy Chase, MD 20815. The address for each of Messrs. Baskett, Kolluri, Makower, Sakoda, Sandell, Sonsini and Viswanathan is New Enterprise Associates, 2855 Sand Hill Road, Menlo Park, CA 94025.

(3)

As reported on Amendment No. 3 to Schedule 13G filed with the SEC on March 10, 2017 by FMR LLC (“FMR”). FMR has sole voting power over 1,472,381 shares and shared dispositive power over shares listed herein. Abigail P. Johnson and members of the Johnson family control 49% of FMR and have shared voting and dispositive power over the shares listed herein. Fidelity Institutional Asset Management Trust Company (formerly known as Pyramis Global Advisors Trust Company), an indirect wholly-owned subsidiary of FMR and an investment advisor to various investment companies, is the beneficial owner of the shares listed herein. The address for FMR is 245 Summer Street, Boston, MA 02210.

(4)

As reported on Schedule 13G filed with the SEC on January 10, 2017 by Baker Bros. Advisors LP (“Baker”), Baker Bros. Advisors (GP) LLC (“Baker GP”), Felix J. Baker and Julian C. Baker. 667, L.P. holds 441,916 shares of common stock and Baker Brothers Life Sciences, L.P. holds 4,140,466 shares of common stock. Pursuant to certain management agreements entered into among Baker and the aforementioned stockholders and their respective general partners, Baker holds sole voting and dispositive power over the shares listed herein. Messrs. Baker and Baker are principals of Baker GP. Baker GP, and Messrs. Baker and Baker may be deemed to be beneficial owners of the shares listed herein, and may be deemed to have the power to vote or direct the vote of and the power to dispose of or direct the disposition of such shares. Each of Baker, Baker GP, and Messrs. Baker and Baker disclaim beneficial ownership of the shares listed herein. The address for such entities and persons is c/o Baker Bros. Advisors LP, 667 Madison Avenue, 21st Floor, New York, NY 10065.

(5)

As reported on Schedule 13G filed with the SEC on December 21, 2016 by Foresite Capital Fund III, L.P. (“Foresite Capital III”), Foresite Capital Management III, LLC (Foresite Management III”) and James Tananbaum. Foresite Management III is the general partner of Foresite Capital III. Foresite Management III may be deemed to have sole voting and dispositive power over the shares held by Foresite Capital III. Mr. Tananbaum is the managing member of Foresite Management III and, in his capacity as such, may be deemed to have sole voting and dispositive power with respect to such shares. The address for Foresite Capital III, Foresite Management III and Mr. Tananbaum is c/o Foresite Capital Management, 600 Montgomery Street, Suite 4500, San Francisco, CA 94111.

(6)

As reported on Schedule 13D filed with the SEC on March 28, 2017 by Robert W. Duggan. Mr. Duggan holds sole voting and dispositive power over the shares listed herein. The address for Mr. Duggan is 611 S. Fort Harrison Ave., Suite 306, Clearwater, Florida 33756.

(7)

As reported on Schedule 13G filed with the SEC on February 5, 2015 by Domain Partners VII, L.P. (“Domain VIII”) and DP VII Associates, L.P. Domain Partners VII, L.P. (“Domain VII”) holds 1,987,049 shares of common stock and DP VII Associates, L.P. (“Domain Associates”) holds 33,890 shares of common stock. Domain VII and Domain Associates each have sole voting and dispositive power over shares directly held by Domain VII and Domain Associates respectively. One Palmer Square Associates VII, L.L.C. is the general partner of both Domain VII and Domain Associates. The address for such entities and persons is One Palmer Square Princeton, NJ 08542.

(8)	Consists of (i) 16,747 shares held directly by Dr. Hillan and (ii) 679,492 shares that may be acquired pursuant to the exercise of stock options within 60 days of March 31, 2017.
(9)	Consists of (i) 18,547 shares held directly by Dr. Friedland and (ii) 154,894 shares that may be acquired pursuant to the exercise of stock options within 60 days of March 31, 2017.
(10)

Consists of (i) 13,612 shares held directly by Mr. Wise, (ii) 143,053 shares held by the Blake A. Wise Living Trust (the “Wise Trust”), (iii) 84,822 shares that may be acquired pursuant to the exercise of stock options within 60 days of March 31, 2017 and (iv) 35,363 shares that may be acquired at any time pursuant to the exercise of an outstanding warrant held by the Wise Trust.
(11)

Consists of (i) 1,421,623 shares of common stock held by Venrock Associates IV, L.P. (“VA IV”), (ii) 289,912 shares held by Venrock Partners, L.P. (“VP”), (iii) 34,926 shares of common stock held by Venrock Entrepreneurs Fund IV, L.P. (“VEF”) and (iv) 29,166 shares that may be acquired pursuant to the exercise of stock options within 60 days of March 31, 2017 held by Dr. Roberts. Venrock Partners Management, LLC (“VPM”) is the general partner of VP, Venrock Management IV, LLC (“VA IVM”) is the general partner of VA IV and VEF Management IV, LLC (“VEFM”) is the general partner of VEF. VP, VA IV, VEF, VPM, VA IVM and VEFM have shared voting and dispositive power over the shares held by VP, VA IV and VEF. Dr. Roberts is a member of each of VA IVM, VPM and VEFM and may therefore be deemed to have voting and dispositive power with respect to the shares held by VP, VA IV and VEF, but each of Dr. Roberts, VA IVM, VPM and VEFM disclaims beneficial ownership of the shares held by VP, VA IV and VEF, except to the extent of their respective pecuniary interests therein.

(12)	Consists of 23,610 shares that may be acquired pursuant to the exercise of stock options within 60 days of March 31, 2017.
(13)	Consists of 19,166 shares that may be acquired pursuant to the exercise of stock options within 60 days of March 31, 2017.
(14)	Consists of 117,280 shares that may be acquired pursuant to the exercise of stock options within 60 days of March 31, 2017.
(15)	Consists of 23,610 shares that may be acquired pursuant to the exercise of stock options within 60 days of March 31, 2017.
(16)	Consists of 47,347 shares that may be acquired pursuant to the exercise of stock options within 60 days of March 31, 2017.
(17)	Consists of 21,943 shares that may be acquired pursuant to the exercise of stock options within 60 days of March 31, 2017.
(18)

Consists of: (i) 1,934,275 shares held by our executive officers and by entities affiliated with Dr. Roberts and Mr. Wise, (ii) 1,122,515 shares that may be acquired by our current executive officers and directors pursuant to the exercise of stock options within 60 days of March 31, 2017 and (iii) 35,363 shares that may be acquired by an entity affiliated with Mr. Wise pursuant to the exercise of a warrant within 60 days of March 31, 2017.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s directors and executive officers, and persons who own more than 10% of a registered class of the Company’s equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than 10% beneficial owners are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the year ended December 31, 2016, none of our directors, officers or greater than 10% beneficial owners failed to file on a timely basis any reports required by Section 16(a) of the Exchange Act, except for a Form 4 for Gary Loeb that was filed one day late due to administrative delay.

ADDITIONAL INFORMATION

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

Brokers with account holders who are Achaogen stockholders may be “householding” our proxy materials. A single proxy statement and annual report may be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you notify your broker or the Company that you no longer wish to participate in “householding.”

If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, you may (1) notify your broker, (2) direct your written request to: Investor Relations, Achaogen, Inc., 1 Tower Place, Suite 300, South San Francisco, California 94080 or (3) contact our Investor Relations department by telephone at (650) 800-3636 extension 3. Stockholders who currently receive multiple copies of the proxy statement and annual report at their address and would like to request “householding” of their communications should contact their broker. In addition, the Company will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the proxy statement and annual report to a stockholder at a shared address to which a single copy of the documents was delivered.

Other Matters

As of the date of this Proxy Statement, the board of directors does not intend to present any matters other than those described herein at the Annual Meeting and is unaware of any matters to be presented by other parties. If other matters are properly brought before the meeting for action by the stockholders, proxies will be voted in accordance with the recommendation of the board or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.

Annual Reports

Our 2016 Annual Report on Form 10-K (which is not a part of our proxy soliciting materials) will be mailed with this Proxy Statement to those stockholders that request and receive a copy of the proxy materials in the mail. Stockholders that received the Notice of Internet Availability of Proxy Materials can access the Annual Report and this Proxy Statement on the website referenced on the Notice of Internet Availability of Proxy Materials. The Annual Report and this Proxy Statement are also available on the “Financials and Filings” section on our investor relations website at http://investors.achaogen.com/financials.cfm and at the SEC’s website at www.sec.gov.

Upon written request by an Achaogen stockholder, we will mail without charge a copy of our 2016 Annual Report on Form 10-K, including the financial statements and financial statement schedules, but excluding exhibits to the Annual Report on Form 10-K. Exhibits to the Annual Report on Form 10-K are available upon payment of a reasonable fee, which is limited to our expenses in furnishing the requested exhibit. All requests should be directed to our Corporate Secretary, 1 Tower Place, Suite 300, South San Francisco, California 94080.

By Order of the Board of Directors,
/s/ Kenneth J. Hillan, M.B., Ch.B.
Kenneth J. Hillan, M.B., Ch.B.
Chief Executive Officer

April 26, 2017

ANNUAL  MEETING  OF  STOCKHOLDERS  OF    ACHAOGEN,  INC.    June  14,  2017    PROXYVOTINGINSTRUCTIONS INTERNET  -Access  “www.voteproxy.com”  and  follow  the  on-screen  instructions  or  scan  the  QR  code  with  your  smartphone.  Have  your  proxy  card  available  when  you  access  the  web  page.    TELEPHONE  -Call  toll-free  1-800-PROXIES  (1-800-776-9437)  in     theUnitedStates  or  1-718-921-8500  fromforeigncountriesfromanytouch-tone  telephone  and  follow  the  instructions.  Have  your  proxy  card  available  when  you  call.    Vote  online/phone  until  11:59  PM  Eastern  time  the  day  before  themeeting.    MAIL  -Sign,  date  and  mail  your  proxy  card  in  the  envelopeprovided  as  soon  as  possible.    IN  PERSON  -You  may vote  your  shares  in  person  by  attendingthe  Annual  Meeting.    GO  GREEN  -e-Consent  makes  it  easy  to  go  paperless.  Withe-Consent,  you  can  quickly  access  your  proxy  materials,  statementsand  other  eligible  documents  online,  while  reducing  costs,  clutterand  paper  waste.  Enroll  today  via  www.astfinancial.com  to  enjoyonline  access.    COMPANY  NUMBER  ACCOUNT  NUMBER    NOTICE  OF  INTERNET  AVAILABILITY  OF  PROXY  MATERIALS:  The  Notice  of  Meeting,  proxy  statement and  proxy  card  are  available  at  http://www.astproxyportal.com/ast/18863/     Please  detach  along  perforated  line  and  mail  in  the  envelope  provided  IF  you  are  not  voting  via  telephone  or  the  Internet.    20330000000000000000  9  061417     THEBOARDOFDIRECTORSRECOMMENDSAVOTE"FOR"THEELECTIONOFDIRECTORSAND"FOR"PROPOSAL2. PLEASESIGN,DATEANDRETURNPROMPTLYINTHEENCLOSEDENVELOPE.PLEASEMARKYOURVOTEINBLUEORBLACKINKASSHOWNHEREx FOR  AGAINST  ABSTAIN    1.  Election  of  three  Class  III  directors  to  hold  office  until  the  2020  Annual  Meeting  of  Stockholders  2.  To  ratify  the  selection,  by  the  audit  committee  of  the  Company's  board  of  directors,  of  Ernst  &  Young  LLP  as  the  Company's NOMINEES:    independent  registered  public  accounting  firm  for  the  fiscal  year    FOR  ALL  NOMINEES  O  John  C.  Doyle    ending  December  31,  2017    O  Kent  E.  Lieginger,  Pharm.D.  WITHHOLD  AUTHORITY  O  Bryan  E.  Roberts,  Ph.D.    3.  TotransactanyotherbusinessasmayproperlycomebeforetheAnnualMeeting  FOR  ALL  NOMINEES    or  any  adjournment  or  postponement  thereof.    In  their  discretion,  the  proxies  are  authorized  to  vote  upon  such  other  business  as    FOR  ALL  EXCEPT    may  properly  come  before  theAnnual  Meeting.  Thisproxy  whenproperly  executed  (See  instructions  below)    will  be  voted  as  directed  or,  if  no  contrary  direction  is  indicated,  will  be  votedFOR  ALL  NOMINEES  in  Proposal  1  and  FOR  Proposal  2.    INSTRUCTIONS:  To  withhold  authority  to  vote  for  any  individual  nominee(s),  mark  “FOR  ALL  EXCEPT”  and  fill  in  the  circle  next  to  each  nominee  you  wish  to  withhold,  as  shown  here:     To  change  the  address  on  your  account,  please  check  the  box  at  right  andindicate  your  new  address  in  the  address  space  above.  Please  note  that  changestotheregisteredname(s)ontheaccountmaynotbesubmittedviathis  method.     Signature  of  Stockholder    Date:    SignatureofStockholderDate: Note:  Please  sign  exactly  as  your  name  or  names  appear  on  this  Proxy.  When  shares  are  held  jointly,  each  holder  should  sign.  When  signing  as  executor,  administrator,  attorney,  trustee  or  guardian,  please  give  fulltitle  as  such.  If  the  signer  is  a  corporation,  please  sign  full  corporate  name  by  duly  authorized  officer,  giving  full  title  as  such.  If  signer  is  a  partnership,  please  sign  in  partnership  name  by  authorized  person.

0    ACHAOGEN,  INC.    PROXY  FOR  ANNUAL  MEETING  OF  STOCKHOLDERS  TO  BE  HELD  ON  JUNE  14,  2017  THIS  PROXY  IS  SOLICITED  ON  BEHALF  OF  THE  BOARD  OF  DIRECTORS    The  undersigned  stockholder  of  Achaogen,  Inc.,  a  Delaware  corporation, hereby  appoints  Kenneth  J.  Hillan,  M.B.,  Ch.B.  and  Tobin  C.  Schilke,  and  each  of  them,  with  full  power  of  substitution  and  power  to  act  alone,  as  proxies  to  vote,  as  designated  on  the  reverse  side  of  this  ballot,  all the  shares  of  Common  Stock  which  the  undersigned  would  be  entitled  to  vote  if  personally  present  and  acting  at  the  Annual  Meeting  of  Stockholders  of  Achaogen,  Inc.,  to  be  held  on  Wednesday,  June  14,  2017  at  11:30  a.m. Pacific  Time,  at  Courtyard  Marriott,  1300  Veterans  Boulevard,  South  San  Francisco,  California  94080,  and  at  any  adjournments  or  postponements  thereof,  on  all  matters  set  forth  on  the  reverse  side  and  in  their  discretion  upon  such  other  matters  as  may  properly  come  before  the  Annual  Meeting.    (Continued  and  to  be  signed  on  the  reverse  side.)    1.1  14475

ANNUAL  MEETING  OF  STOCKHOLDERS  OF    ACHAOGEN,  INC.    June  14,  2017    GO  GREEN    e-Consent  makes  it  easy  to  go  paperless.  With  e-Consent,  you  can  quickly  access  your  proxy  material,  statements  and  other  eligible  documents  online,  while  reducing  costs,  clutter  and  paper  waste.  Enroll  today  via  www.astfinancial.com  to  enjoy  online  access.    NOTICE  OF  INTERNET  AVAILABILITY  OF  PROXY  MATERIALS:  The  Notice  of  Meeting,  proxy  statement  and  proxy  card  are  available  at  http://www.astproxyportal.com/ast/18863/    Please  sign,  date  and  mail  your  proxy  card  in  the  envelope  provided  as  soon  as  possible.     Please  detach  along  perforated  line  and  mail  in  the  envelope  provided.     20330000000000000000  9  061417    THEBOARDOFDIRECTORSRECOMMENDSAVOTE"FOR"THEELECTIONOFDIRECTORSAND"FOR"PROPOSAL2. PLEASESIGN,DATEANDRETURNPROMPTLYINTHEENCLOSEDENVELOPE.PLEASEMARKYOURVOTEINBLUEORBLACKINKASSHOWNHEREx 1.  Election  of  three  Class  III  directors  to  hold  office  until  the  2020  Annual  Meeting  of  Stockholders  NOMINEES:  FOR  ALL  NOMINEES  O  John  C.  Doyle  O  Kent  E.  Lieginger,  Pharm.D.  WITHHOLD  AUTHORITY  O  Bryan  E.  Roberts,  Ph.D.  FOR  ALL  NOMINEES  FOR  ALL  EXCEPT  (See  instructions  below)  INSTRUCTIONS:  To  withhold  authority  to  vote  for  any  individual  nominee(s),  mark  “FOR  ALL  EXCEPT”  and  fill  in  the  circle  next  to  each  nominee  you  wish  to  withhold,  as  shown  here:  To  change  the  address  on  your  account,  please  check  the  box  at  right  andindicate  your  new  address  in  the  address  space  above.  Please  note  that  changes  to  the  registered  name(s)  on  the  account  may  not  be  submitted  viathis  method.    FOR  AGAINST  ABSTAIN    2.  To  ratify  the  selection,  by  the  audit  committee  of  the  Company's  board  of  directors,  of  Ernst  &  Young  LLP  as  the  Company's  independent  registered  public  accounting  firm  for  the  fiscal  year  ending  December  31,  2017  3.  TotransactanyotherbusinessasmayproperlycomebeforetheAnnualMeeting  or  any  adjournment  or  postponement  thereof.  In  their  discretion,  the  proxies  are  authorized  to  vote  upon  such  other  business  as  may  properly  come  before  theAnnual  Meeting.  Thisproxy  whenproperly  executedwill  be  voted  as  directed  or,  if  no  contrary  direction  is  indicated,  will  be  votedFOR  ALL  NOMINEES  in  Proposal  1  and  FOR  Proposal  2.    Signature  of  Stockholder  Date:  Signature  of  Stockholder  Date:    Note:  Please  sign  exactly  as  your  name  or  names  appear  on  this  Proxy.  When  shares  are  held  jointly,  each  holder  should  sign.  When  signing  as  executor,  administrator,  attorney,  trustee  or  guardian,  please  give  fulltitle  as  such.  If  the  signer  is  a  corporation,  please  sign full  corporate  name  by  duly  authorized  officer,  giving  full  title  as  such.  If  signer  is  a  partnership,  please  sign  in  partnership  name  by  authorized  person.